UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
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☐ Preliminary Proxy Statement ☑ Definitive Proxy Statement ☐ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Newmont Mining Corporation

(Name of Registrant as Specified In Its Charter)
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Newmont Mining Corporation 6363 South Fiddlers Green Circle Greenwood Village, CO 80111 USA

Notice of 2009 Annual Meeting of Stockholders

Date of Meeting:	Wednesday, April 29, 2009

Time:	1:00 p.m., local time

Place:	Hotel du Pont 11th and Market Streets Wilmington, Delaware 19801

Purpose:	1. Elect directors;

2. Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2009;

3. Consider and act upon a stockholder proposal regarding special meetings, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

4.  Consider and act upon a stockholder proposal to approve majority voting for the election of directors in a non-contested election, as set forth in the accompanying Proxy Statement, if introduced at the meeting; and

5. Transact such other business that may properly come before the meeting.

Record Date:	March 2, 2009

Under the Securities and Exchange Commission rules, we have elected to use the Internet for delivery of annual meeting materials to the majority of our stockholders, which allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

All stockholders are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person, please mark, sign and date the enclosed proxy card or voting instruction form and return it promptly in the enclosed envelope. In certain instances, you can vote over the telephone or Internet as described on the enclosed proxy card or voting instruction form. Your vote is important so that your shares will be represented and voted at the meeting even if you cannot attend.

By Order of the Board of Directors

Sharon E. Thomas
Vice President and Secretary

March 9, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 29, 2009

The Notice and Proxy Statement and Annual Report are available at
http://bnymellon.mobular.net/bnymellon/nem

2009 Proxy Statement

i

PROXY STATEMENT

General Information

Internet Availability of Proxy Materials.

We are pleased to take advantage of the Securities and Exchange Commission (SEC) e-proxy rules allowing us to furnish proxy materials through a “notice and access” model via the Internet. We believe the use of the SEC e-proxy rules will expedite stockholders’ receipt of this 2009 Proxy Statement and Form 10-K and lower the costs and reduce the environmental impact of our annual stockholders meeting. On or about March 19, 2009, we will furnish a Notice of Internet Availability to a majority of our stockholders containing instructions on how to access the proxy materials and to vote online. In addition, instructions on how to request a printed copy of these materials may be found on the Notice. For more information on voting your stock, please see “Voting Your Shares” below.

You are cordially invited to attend the meeting. Your vote is important no matter how large or small your holdings may be. Please vote as soon as possible in one of three ways, whether or not you plan to attend the meeting:

•	Visit the website shown on your Notice or proxy card to vote through the Internet;

•	Use the toll-free telephone number shown on your proxy card or available on the website shown on your Notice to vote over the telephone; or

•	Complete, sign, date and return your proxy card or voting instruction card in the reply envelope provided.

Stockholders Entitled to Vote.

This proxy statement is furnished to holders of (1) Newmont Mining Corporation common stock (“Newmont Common Stock”), (2) Newmont Mining Corporation of Canada Limited (“Newmont Canada”) exchangeable shares (“Newmont Exchangeable Shares”), and (3) Newmont Mining Corporation CHESS Depository Interests (“Newmont CDIs”), in connection with the solicitation of proxies on behalf of the Board of Directors of Newmont Mining Corporation (“Newmont” or the “Company”) to be voted at the 2009 Annual Meeting of Stockholders (the “Annual Meeting) of Newmont on April 29, 2009. Specifically, stockholders of record holding shares at the close of business on March 2, 2009 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at all adjournments:

•	Newmont Common Stock of the Company, par value $1.60 per share, of which there were 478,670,465 shares outstanding as of the Record Date (including shares represented by the Newmont CDIs);

•	Newmont Exchangeable Shares of Newmont Canada, of which there were 10,635,882 shares as of the Record Date entitled to vote pursuant to the terms of the Newmont Special Voting Stock described below; and

•	Newmont CDIs, of which there were 44,640,353 outstanding as of the Record Date, which vote on a ten-for-one basis.

Voting Your Shares.

Newmont Common Stock. Each share of Newmont Common Stock that you own entitles you to one vote. Your proxy card shows the number of shares of Newmont Common Stock that you own. You may elect to vote in one of three methods:

•	By Mail - You may vote your shares by signing and returning the enclosed proxy card or voting instruction form. If you vote by proxy card or voting instruction form, your “proxy” (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Newmont Board of Directors.

•	By Phone or Internet - You may vote your shares following the instructions on your Notice card, proxy card, voting instruction card or email notice. If you vote by telephone or via the Internet, you do not need to return your proxy card.

•	In Person - You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.

Newmont Exchangeable Shares. Each Newmont Exchangeable Share that you own has economic rights (such as the right to receive dividends and other distributions) that are, as nearly as practicable, equivalent to rights of shares of Newmont Common Stock. Holders of Newmont Exchangeable Shares have a right through a Voting and Exchange Trust Agreement (the “Voting Agreement”) to vote at stockholders’ meetings of the Company. The Newmont Exchangeable Shares, however, are not shares issued by Newmont and, therefore, a holder of Exchangeable Shares is not a registered stockholder of Newmont, but is a registered stockholder of Newmont Canada. The Newmont Exchangeable Shares are exchangeable at the option of the holders into Newmont Common Stock on a one-for-one basis. There are two ways to vote your Newmont Exchangeable Shares:

•	By Mail - You may vote by signing and returning the enclosed voting instruction form. This form permits you to instruct Computershare Trust Company of Canada, as trustee under the Voting Agreement (the “Trustee”), to vote at the Annual Meeting. The Trustee holds one share of special voting stock of the Company (the “Newmont Special Voting Stock”) that is entitled to vote on all matters on which the shares of Newmont Common Stock vote. The share of Newmont Special Voting Stock has a number of votes in respect to the Annual Meeting equal to the lesser of (a) the number of Newmont Exchangeable Shares outstanding on the Record Date (other than Newmont Exchangeable Shares held by Newmont or its affiliates) or (b) 10% of the total number of votes corresponding to the Newmont Common Stock then outstanding. Based upon the foregoing, the Trustee will be entitled to cast up to 10,635,882 votes at the Annual Meeting. The Trustee must receive your voting instructions by 10:00 a.m. in Toronto, Ontario, Canada, on April 29, 2009. This will give the Trustee time to tabulate the voting instructions and vote on your behalf. The Trustee will exercise each vote attached to the Newmont Special Voting Stock only on the basis of instructions received from the relevant holders of Newmont Exchangeable Shares. In the absence of instructions from a holder as to voting, the Trustee will not have any voting rights with respect to such Newmont Exchangeable Shares.

•	In Person - You may attend the Annual Meeting and vote in person. As a holder of Newmont Exchangeable Shares, you may attend the Annual Meeting in person to vote directly the number of votes to which you are entitled under the Voting Agreement. Please refer to the Notice to Exchangeable Shareholders and Voting Instruction Form enclosed with this proxy material for additional instructions on voting at the meeting.

Newmont CDIs. The Newmont CDIs are units of beneficial ownership in Newmont Common Stock held by CHESS Depository Nominees Pty Ltd (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of the Australian Stock Exchange Limited (ACN 008 624 691). References to Newmont Mining Corporation for purposes of Australian equity holders are to “Newmont Mining Corporation ARBN 099 065 997, organized in Delaware with limited liability,” and principally regulated in accordance with the laws and rules of Delaware. Since July 1, 2002, Newmont CDIs have traded on the Australian Stock Exchange (“ASX”) as a Foreign Exempt Listing granted by the

ASX, which provides an ancillary trading facility to the Company’s primary listing on the New York Stock Exchange. Newmont CDIs entitle holders to dividends and other rights economically equivalent to Newmont Common Stock on a ten-for-one basis. CDN, as the stockholder of record (or its proxy or substitute), will vote the underlying shares of Newmont Common Stock in accordance with the directions of the CDI holders. Your CDI Voting Instruction Form shows the number of Newmont CDIs that you own. There are two ways to vote your Newmont CDIs.

•	By Mail - You may vote by signing and returning the enclosed CDI Voting Instruction Form. Newmont has appointed Computershare Investor Services Pty Limited in Adelaide, South Australia, Australia, as its agent with respect to the collection and processing of voting instructions from Newmont CDI holders. The enclosed CDI Voting Instruction Form permits you to instruct Computershare Investor Services Pty Limited to vote your Newmont CDIs on your behalf. Computershare must receive your voting instructions by 5:00 p.m., Adelaide time, on April 24, 2009, to give them enough time to tabulate the voting instructions on your behalf.

•	In Person - You may attend the Annual Meeting; however, to vote your shares, please complete the enclosed CDI Voting Instruction Form as described above.

Revocation of Proxy or Voting Instruction Form.

Revocation of Newmont Common Stock Proxy. A stockholder who executes a proxy may revoke it by delivering to the Secretary of the Company, at any time before the proxies are voted, a written notice of revocation bearing a later date than the proxy, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Written notice revoking a proxy should be sent to the attention of the Secretary, Newmont Mining Corporation, at 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111 USA. A stockholder may substitute another person in place of those persons presently named as proxies.

Revocation of Newmont Exchangeable Shares Voting Instruction Form. A registered holder of Newmont Exchangeable Shares who has submitted a Voting Instruction Form may revoke the Voting Instruction Form by completing and signing a Voting Instruction Form bearing a later date and depositing it with the Trustee. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 1:00 p.m., Toronto time, on April 28, 2009.

A non-registered holder of Newmont Exchangeable Shares may revoke a Voting Instruction Form at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a Voting Instruction Form that is not received by the intermediary at least ten days prior to the Annual Meeting.

Revocation of Newmont CDI Voting Instruction Form. A holder of Newmont CDIs who has completed and returned a CDI Voting Instruction Form (in the manner described above) may revoke the voting instructions to CDN contained therein by delivering to Computershare Investor Services Pty Limited, Level 5, 115 Grenfell Street, Adelaide 5000, South Australia, Australia, no later than April 24, 2009, a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Quorum, Tabulation and Broker Non-Votes and Abstentions.

Quorum. The holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. For purposes of determining the presence of a quorum, “shares of capital stock of the Company” include all shares of Newmont Common Stock (including shares represented by Newmont CDIs) and the maximum number of shares of Newmont Common Stock that the Trustee of the Newmont Exchangeable Shares is entitled to vote at the Annual Meeting.

Tabulating Votes. Votes at the Annual Meeting will be tabulated by two inspectors of election who will be appointed by the Chairman of the meeting and who will not be candidates for election to the Board of Directors. The inspectors of election will treat shares of capital stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Broker Non-Votes and Abstentions. Abstentions and broker “non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions have the same effect as votes against proposals presented to stockholders. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

Votes Required to Approve the Proposals.

Election of Directors. Directors will be elected by a favorable vote of a plurality (meaning the largest number of votes cast) of those shares of capital stock present and entitled to vote, in person or by proxy, at the Annual Meeting. A stockholder may withhold votes from any or all nominees.

Ratify PricewaterhouseCoopers LLP as the Company’s Independent Auditors for 2009. The affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, at the Annual Meeting is required to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2009.

Other Items. If any other items are presented at the Annual Meeting, they must receive an affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, in order to be approved.

Solicitation Costs.

The enclosed proxy and/or Voting Instruction Form is solicited by the Board of Directors of the Company. This proxy material will be mailed to the holders of Newmont Common Stock, Newmont Exchangeable Shares, and Newmont CDIs on or about March 19, 2009. In addition to solicitation by mail, solicitation of proxies and Voting Instruction Forms may be made by certain officers and employees of the Company by mail, telephone or in person. The Company has retained Georgeson Shareholder Communications Inc. to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada for a fee of $15,000. All costs of the solicitation of proxies will be borne by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding proxy materials to beneficial owners of Newmont Common Stock, Newmont Exchangeable Shares and Newmont CDIs.

Notes to Participants in Employee Retirement Savings Plans.

Participants in the Retirement Savings Plan of Newmont and Retirement Savings Plan for Hourly-Rated Employees of Newmont. If you are a participant in the Retirement Savings Plan of Newmont or Retirement Savings Plan for Hourly-Rated Employees of Newmont (the “Retirement Savings Plans”) and hold Newmont Common Stock under the Retirement Savings Plans, shares of Newmont Common Stock that are held for you under the Retirement Savings Plans, as applicable, may be voted through the proxy card accompanying this mailing. The Retirement Savings Plans are administered by The Vanguard Group, as trustee. The trustee, as the stockholder of record of the Newmont Common Stock held in the Retirement Savings Plans, will vote the shares held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If the proxy cards representing shares of Newmont Common Stock held under the Retirement Savings Plans are not returned duly signed and dated, the Trustee will vote the shares in the same proportion as it votes shares as to which directions have been received.

Stockholder Proposals for 2010 Annual Meeting.

For a stockholder proposal, including a proposal for the election of a director, to be included in the proxy statement and form of proxy for the 2010 Annual Meeting, the proposal must have been received by us at our principal executive offices no later than November 19, 2009. Proposals should be sent to the attention of the Secretary of the Company at 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111 USA. We are not required to include in our proxy statement and form of proxy a stockholder proposal that was received after that date or otherwise fails to meet the requirements for stockholder proposals established by regulations of the SEC.

In addition, under our bylaws, stockholders must give advance notice of nominations for directors or other business to be addressed at the 2010 Annual Meeting no later than the close of business on February 26, 2010. The advance notice must be delivered to the attention of the Secretary of the Company at 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111, USA.

Proposal No. 1—Election of Directors

Nominees.

Each of the 12 persons named below is a nominee for election as a director at the Annual Meeting for a term of one year or until his/her successor is elected and qualifies. Unless authority is withheld, the proxies will be voted for the election of such nominees. All such nominees are currently serving as directors of the Company. All such nominees were elected to the Board of Directors at the last Annual Meeting, except for Simon R. Thompson, who was elected to the Board of Directors on October 21, 2008. Mr. Thompson was identified as a candidate for election to the Board by an independent search firm. If any such nominees cannot be a candidate for election at the Annual Meeting, then the proxies will be voted either for a substitute nominee designated by the Board of Directors or for the election of only the remaining nominees.

The following table sets forth information as to each nominee for election, including his or her age (as of the Record Date), background and principal occupation, including public company directorships:

Director
Nominee	Since

Glen A. Barton (69)	2001
Retired Chairman and Chief Executive Officer of Caterpillar Inc., having served in that position from 1999 to 2004. Vice Chairman thereof from 1998 to 1999 and Group President from 1990 to 1998.
Director of Valmont Industries, Inc.

Vincent A. Calarco (66)	2000
Non-Executive Chairman of Newmont Mining Corporation. Retired Chairman of Crompton Corporation (now known as Chemtura Corporation), a specialty chemical company, having served in that position from 1996 to 2004. President and Chief Executive Officer thereof from 1985 to 2004.

Director of Consolidated Edison, Inc. and CPG International Inc.

Joseph A. Carrabba (56)	2007
Chairman, President and Chief Executive Officer of Cliffs Natural Resources, formerly Cleveland-Cliffs Inc, since May 2007. Served as the Company’s President and Chief Executive Officer from 2006 to 2007 and as President and Chief Operating Officer from 2005 to 2006. Previously served as President and Chief Operating Officer of Diavik Diamond Mines, Inc. from 2003 to 2005.

Director of Cliffs Natural Resources

Noreen Doyle (59)	2005
Retired First Vice President of the European Development Bank for Reconstruction and Development, having served in that position from 2001 to 2005, and in other executive positions with the European Development Bank for Reconstruction and Development since 1992.

Director of Credit Suisse, QinetiQ and Rexam PLC

Veronica M. Hagen (63)	2005
Chief Executive Officer of Polymer Group, Inc. since April 2007. President and Chief Executive Officer of Sappi Fine Paper North America from 2004 to 2007. Executive positions with Alcoa, Inc. since 1998, including Vice President and Chief Customer Officer from 2003 to 2004 and Vice President, Alcoa North American Extrusions from 2001 to 2003.

Director of Southern Company

Director
Nominee	Since

Michael S. Hamson (68)	2002
Chairman, Hamson Consultants Pty Ltd, a consulting company, since 1987; Joint Chairman and Chief Executive Officer of McIntosh Hamson Hoare Govett Limited (now Merrill Lynch Australia) from 1972 to 1986 and Director and Deputy Chairman of Normandy Mining Limited from 1987 to 2002.

Director of Genesis Emerging Markets Ltd.

Robert J. Miller (63)	1999
Principal of Dutko Worldwide, a public policy company, since July 2005. Partner at Jones Vargas, a law firm, from 1999 to 2005; Governor of the State of Nevada from 1989 to 1999.
Director of Zenith National Insurance Corp., International Game Technology and Wynn Resorts, Limited

Richard T. O’Brien (54)	2007
President and Chief Executive Officer of Newmont since July 2007. President and Chief Financial Officer of Newmont from April 2007 to July 2007; Executive Vice President and Chief Financial Officer during 2006 and 2007 and Senior Vice President and Chief Financing Officer from 2005 to 2006. Executive Vice President and Chief Financial Officer and Senior Vice President and Chief Financial Officer of AGL Resources from 2001 to 2005.

Director of Inergy Holdings, L.P. and Vulcan Materials Company

John B. Prescott (68)	2002
Chairman of Queensland Rail since 2006. Chairman of ASC Pty Ltd since 2000. Retired executive of The Broken Hill Proprietary Company Limited (now BHP Billiton Ltd), and Managing Director and Chief Executive Officer thereof from 1991 to 1998. Director of Normandy Mining Limited from 1999 to 2002.

Donald C. Roth (65)	2004
Managing Partner of EMP Global LLC, an international private equity firm, since 1992. Member of Advisory Committee to the National Treasury Management Agency, and Commissioner of Ireland’s National Pension Reserve Fund. Vice President and Treasurer of the World Bank from 1988 to 1992.

Director of ISEQ® Exchange Traded Fund Public Limited Company

James V. Taranik (68)	1986
Director of the Mackay School of Earth Sciences and Engineering at the University of Nevada, Reno since January 2004. Dean of Mackay School of Mines at the University of Nevada, Reno, from February 2003 to January 2004. Regents Professor and Arthur Brant Chair of Geophysics; President and Chief Executive Officer Emeritus of Desert Research Institute, University and Community College System of Nevada, an environmental research organization, since 1998.

Simon R. Thompson (49)	2008
Executive for the Anglo American group from 1995 to 2007; Executive Director of Anglo American plc from 2005 to 2007; Non-Executive Director of AngloGold Ashanti Ltd (South Africa) from 2004 to 2008.
Non-Executive Director of United Company Rusal, Sandvik AB and AMEC plc

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL OF THE FOREGOING NOMINEES AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE.

Independence of Directors.

The Board affirmatively determines the independence of each director and each nominee for election as director. For each individual deemed to be independent, the Board has determined (a) that there is no relationship with the Company, or (b) the relationship is immaterial. The Board has considered the independence standards of the New York Stock Exchange and adopted more stringent categorical independence standards described below.

The Board has determined that the relationships that fall within the standards described in its independence standards are categorically immaterial. As such, provided that no law, rule or regulation precludes a determination of independence, the following relationships are not considered to be material relationships with the Company for purposes of assessing independence: service as an officer, director, employee or trustee or greater than five percent beneficial ownership in (i) a supplier of goods or services to the Company if the annual sales to the Company are less than $1 million or two percent of the gross revenues or sales of the supplier, whichever is greater; (ii) a lender to the Company if the total amount of the Company’s indebtedness is less than one percent of the total consolidated assets of the lender; (iii) a charitable organization if the total amount of the Company’s total annual charitable contributions to the organization are less than $1 million or two percent of that organization’s total annual gross receipts (excluding any amounts received through the Company’s employee matching program for charitable contributions), whichever is greater; or (iv) any relationship arising out of a transaction, or series of transactions, in which the amount involved is less than $60,000.

In making its independence determinations, the Board considered the circumstances described below.

Mr. Hamson is a director of Genesis Emerging Markets Ltd. The committee administering the investment of Company funds for its pension plan selected one of the Genesis Emerging Market funds as one investment in its portfolio. This relationship meets categorical independence standard (i) above.

Dr. Taranik is the director of the Mackay School of Earth Sciences and Engineering at University of Nevada, Reno. The Company donated $200,000 to the University of Nevada Foundation in 2008, for the benefit of mining education at the Mackay School of Earth Sciences and Engineering. Dr. Taranik is not a director, trustee or employee of the University of Nevada Foundation, and the Company’s donation to the Foundation constituted less than 2% of the Foundation’s charitable receipts in 2008. The Company’s donation reflects its strong interest in promoting mining education in Nevada, one of its core operating regions. The Board of Directors has considered these circumstances and determined that the donation does not constitute a material relationship with the Company that would affect independence.

Mr. Thompson is a director of Sandvik AB, an international engineering group that provides certain products to the Company including certain mining equipment for rock excavation. As of January 2009, Mr. Thompson also is a director of AMEC plc, an international engineering and project management company, which provides certain consulting services to the Company. These relationships both meet the categorical independence standard (i) above.

Based on the foregoing analysis, the Board determined that the following directors are independent:

Glen A Barton	Robert J. Miller
Vincent A. Calarco	John B. Prescott
Joseph A. Carrabba	Donald C. Roth
Noreen Doyle	James V. Taranik
Veronica M. Hagen	Simon R. Thompson
Michael S. Hamson

In addition, based on these standards, the Board has affirmatively determined that Richard T. O’Brien is not independent because he is President and Chief Executive Officer of the Company.

Stock Ownership of Directors and Executive Officers.

As of March 2, 2009, the directors and executive officers of the Company as a group beneficially owned, in the aggregate, 811,454 shares of the Company’s outstanding capital stock, constituting, in the aggregate, less than 1% of the Company’s outstanding capital stock.

No director or executive officer beneficially owned (a) more than 1% of the outstanding shares of Newmont Common Stock or Newmont Exchangeable Shares, or (b) shares voting power in excess of 1% of the voting power of the outstanding capital stock of the Company. Each director and executive officer has sole voting power and dispositive power with respect to all shares beneficially owned by them, except as set forth below.

The following table sets forth the beneficial ownership of Newmont Common Stock, including shares in the form of Newmont CDIs, as of March 2, 2009 held by (a) each current director and nominee; (b) the Chief Executive Officer, the Chief Financial Officer and each of the other highly compensated executive officers (the “Named Executive Officers”); and (c) all current directors and executive officers as a group. The address for each of the named individuals below is c/o Newmont Mining Corporation, 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111.

					Beneficial
Name of	Shares	Restricted	401(k)	Option	Ownership
Beneficial Owner	Owned	Stock(2)	Plan(3)	Shares(4)	Total

Non-Employee Directors(1)
Glen A. Barton	10,792	–0–	–0–	2,925	13,717
Vincent A. Calarco	11,741	–0–	–0–	–0–	11,741
Joseph A. Carrabba	4,561	–0–	–0–	–0–	4,561
Noreen Doyle	6,876	–0–	–0–	–0–	6,876
Veronica M. Hagen	6,876	–0–	–0–	–0–	6,876
Michael S. Hamson(5)	19,219	–0–	–0–	–0–	19,219
Robert J. Miller	12,753	–0–	–0–	–0–	12,753
John B. Prescott(6)	13,076	–0–	–0–	–0–	13,076
Donald C. Roth	8,136	–0–	–0–	–0–	8,136
James V. Taranik	16,185	–0–	–0–	–0–	16,185
Simon R. Thompson	4,991	–0–	–0–	–0–	4,991

Named Executive Officers
Richard T. O’Brien(7)	21,540	169,488	859	74,165	266,052
Russell Ball	8,182	10,073	1,133	18,332	37,720
M. Stephen Enders	8,906	—	—	—	8,906
Randy Engel	4,068	8,412	2,748	15,332	30,560
Guy Lansdown	12,542	10,028	342	19,165	42,077
Britt D. Banks	18,000	—	3,726	39,498	61,224
All directors and executive officers as a group, including those named above (25 persons)	255,305	263,640	15,687	276,822	811,454

(1)	For 2008, director stock units were awarded to all non-employee directors under the 2005 Stock Incentive Plan, except Gov. Miller received Newmont Common Stock. The director stock units represent the right to receive shares of Newmont Common Stock and are immediately fully vested and non-forfeitable. The holders of director stock units do not have the right to vote the underlying shares; however, the director stock units accrue dividend equivalents, which are paid at the time the shares are issued. Upon retirement from the board of directors, the holder of director stock units is entitled to receive one share of Newmont Common Stock for each director stock unit.
(2)	Restricted shares of Newmont Common Stock were awarded under the Company’s 2005 Stock Incentive Plan. Restricted stock can be voted, but is subject to forfeiture risk or other restrictions. In 2009, the Company granted the Named Executive Officers, other than Messrs. Enders and Banks, restricted stock units, instead of restricted stock. The restricted stock units do not have voting rights until vesting, and the restricted stock units are subject to forfeiture risk and other restrictions.
(3)	Equivalent shares of Newmont Common Stock held by the trustee in the Company’s Retirement Savings Plan. Each participant in such plan instructs the trustee as to how the participant’s shares should be voted.
(4)	Shares of Newmont Common Stock that the directors or executive officers have the right to acquire through stock option exercises within 60 days after March 2, 2009.
(5)	Mr. Hamson’s ownership includes 97,434 Newmont CDIs representing beneficial ownership of 9,743 shares of Newmont Common Stock on a ten-for-one basis, 2,421 shares of Newmont Common Stock and 7,055 director stock units. With respect to the Newmont CDIs held by Mr. Hamson, 48,000 Newmont CDIs (representing 4,800 shares of Newmont Common Stock on a ten-for-one basis) are held through an Australian proprietary company, as trustee for the benefit of Mr. Hamson’s spouse. Mr. Hamson shares voting and investment power with his spouse.
(6)	Mr. Prescott’s ownership includes 6,021 shares of Newmont Common Stock held in trust for Mr. Prescott’s Superannuation Fund. Mr. Prescott’s spouse is also a director of the trust. Mr. Prescott shares voting and investment power with his spouse.
(7)	Includes 21,968 shares of restricted stock that will vest within 60 days of March 2, 2009.

Stock Ownership of Certain Beneficial Owners.

The following table sets forth information with respect to each person known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities. The share information contained herein is based on filings with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934.

		Amount and
	Title of	Nature of	Percentage
Name and Address of Beneficial Owner	Class	Beneficial Ownership	of Class

Capital World Investors, a Division of Capital Research and Management Company	Common Stock	48,929,900(1)	11.1%
333 South Hope Street Los Angeles, CA 90071
Barclays Global Investors, NA	Common Stock	23,203,910(2)	5.26%
400 Howard Street San Francisco, CA 94015

(1)	As of December 31, 2008, Capital World Investors, a Division of Capital Research and Management Company (“CRMC”) beneficially owned 48,929,900 shares of Newmont Common Stock. Capital World Investors is deemed to be the beneficial owner of such shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital World Investors reported that it had sole power to dispose of all such shares and sole voting power to vote 26,031,900 shares. It did not share power to vote or to dispose of any shares. It disclaimed beneficial ownership of all reported shares.
(2)	As of December 31, 2008, Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited, Barclays Global Investors (Deutschland) AG, has sole power to vote and dispose of 23,203,910 shares (5.26%) of Newmont Common Stock. Barclays reported that such shares are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

Directors Compensation.

Effective January 1, 2008, the annual compensation for non-employee directors for their service on the board of directors is as follows:

Annual Retainer:	$80,000 for each Director
$15,000 for the Chairman of the Audit Committee
$5,000 for each Audit Committee Member
$15,000 for the Chairman of the Compensation Committee
$10,000 for the Chairman of each Standing Committee, other than the Chairman of the Audit Committee and Compensation Committee
$185,000 for the Non-Executive Chairman of the Board
Attendance Fees:	$2,000 for each Committee Meeting No meeting fees for board meetings, except $2,000 for every meeting in excess of 15 per year
Stock Award:	$120,000 of Newmont Common Stock or director stock units each year under the 2005 Stock Incentive Plan. The fair market value is determined on the award date, the first business day following election by the Board or re-election at the Company’s Annual Meeting.

The following table shows the compensation paid to the Company’s non-employee directors for the year ended December 31, 2008:

2008 Directors Compensation

	Fees Earned or
	Paid in Cash	Stock Awards(2)	Total
Name(1)	($)	($)	($)

Glen A. Barton	$111,000	$120,000	$231,000
Vincent A. Calarco	$296,000	$120,000	$416,000
Joseph A. Carrabba	$100,000	$120,000	$220,000
Noreen Doyle	$105,000	$120,000	$225,000
Veronica M. Hagen	$100,000	$120,000	$220,000
Michael S. Hamson	$95,000	$120,000	$215,000
Robert J. Miller	$96,000	$120,000	$216,000
Robin A. Plumbridge	$34,187	$0	$34,187
John B. Prescott	$120,000	$120,000	$240,000
Donald C. Roth	$96,000	$120,000	$216,000
James V. Taranik	$110,000	$120,000	$230,000
Simon R. Thompson	$20,000	$120,000	$140,000

(1)	Mr. O’Brien is not shown in this table because his compensation is shown in the Summary Compensation Table.
(2)	For 2008, all non-employee directors elected to receive $120,000 in the form of director stock units except for Gov. Miller who elected to receive his award in the form of the Company’s common stock. Amounts shown represent dollar amounts recognized for 2008 (the grant date fair value) for financial statement reporting purposes under Statement of Financial Accounting Standard No. 123R. The number of shares of common stock was calculated based on the fair value of the Company’s common stock on the grant date by taking the average of the high and low sales prices for a share of common stock on the New York Stock Exchange for such date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation Committee of the Board of Directors. There are no other assumptions made in the valuation of the stock awards.

Outstanding Awards. The following table shows outstanding equity compensation for all non-employee directors of the Company as of December 31, 2008:

	Option Awards			Stock Awards
				Aggregate	Market Value
	Aggregate	Option		Director	of Outstanding
	Stock Options	Exercise	Option	Stock Units	Director Stock
	Outstanding(1)	Price	Expiration	Outstanding	Units
Name	(#)	($)	Date	(#)	($)

Glen A. Barton	1,334	$28.11	5/16/2012	4,054	$162,403
	1,591	$23.57	11/21/2012	—	—
Vincent A. Calarco	—	—	—	7,055	$282,623
Joseph A. Carrabba	—	—	—	4,561	$182,714
Noreen Doyle	—	—	—	6,876	$275,453
Veronica M. Hagen	—	—	—	6,876	$275,453
Michael S. Hamson	—	—	—	7,055	$282,623
Robert J. Miller	—	—	—	1,303	$52,198
John B. Prescott	—	—	—	7,055	$282,623
Donald C. Roth	—	—	—	7,055	$282,623
James V. Taranik	—	—	—	7,055	$282,623
Simon R. Thompson	—	—	—	4,991	$199,939

(1)	Mr. Barton was granted options under the terms of a prior non-employee director compensation program. The Company no longer grants stock options to non-employee directors.

Retirement. The Company has no current retirement plan for non-employee directors, but certain non-employee directors serving on the Board have been grandfathered under the previous plan. On retirement from the Board of Directors at any time after attaining age 65, a non-employee director who was serving on the Board of

Directors on January 27, 1999 and who has served for at least ten consecutive years as a director of the Company is entitled to be paid an annual sum of $50,000 for life.

Share Ownership Guidelines. All directors are encouraged to have a significant long-term financial interest in the Company. To encourage alignment of the interests of the directors and the stockholders, each director is expected to own, or acquire within three years of becoming a director, shares of Newmont Common Stock having a market value of three times the annual cash retainer payable under the Company’s director compensation policy. All directors meet the share ownership guidelines.

Committees of the Board of Directors and Attendance.

Attendance at Meetings. During 2008, the Board of Directors held eight meetings. Each incumbent director attended 75% or more of all meetings of the Board of Directors and committees of the Board of Directors on which he or she served. It is the policy and practice of the Company that nominees for election at the Annual Meeting of Stockholders attend the meeting. All of the directors serving the time of the 2008 Annual Meeting of Stockholders held on April 23, 2008, attended the meeting.

Board Committees. The Board of Directors has the following standing committees: Audit; Compensation; Corporate Governance and Nominating; Operations and Safety; and Environmental and Social Responsibility Committees. All members of these five committees are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The current members of these committees are:

		Corporate Governance	Operations and	Environmental and Social
Audit Committee	Compensation Committee	and Nominating Committee	Safety Committee	Responsibility Committee

Noreen Doyle, Chair Vincent A. Calarco Michael S. Hamson	Glen A. Barton, Chairman John B. Prescott Donald C. Roth	Vincent A. Calarco, Chairman Glen A. Barton Robert J. Miller Donald C. Roth	John B. Prescott, Chairman Joseph A. Carrabba Veronica M. Hagen James V. Taranik Simon R. Thompson	James V. Taranik, Chairman Joseph A. Carrabba Veronica M. Hagen Robert J. Miller

Audit Committee. The Audit Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s independent auditors, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company’s independent auditors. The Audit Committee is responsible for confirming the independence and objectivity of the independent auditors. The Audit Committee is also responsible for preparation of the annual report of the audit committee for public disclosure in the Company’s proxy statement. Unrestricted access to the Audit Committee is given to the Company’s independent auditors, the Chief Financial Officer, the Controller and the Group Executive of Internal Audit. During 2008, the Audit Committee held five meetings.

The Board of Directors has determined that each of the members of the Audit Committee is an Audit Committee Financial Expert, as a result of his or her knowledge, abilities, education and experience. Ms. Doyle serves on audit committees for three other public companies. The Board has determined that such service does not impair her ability to effectively serve on the Company’s Audit Committee.

Compensation Committee. The Compensation Committee, consisting entirely of independent directors, is responsible for discharging the responsibilities of the Board of Directors relating to compensation of the Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for overseeing the preparation of the Compensation Discussion and Analysis and preparing the report on executive compensation for public disclosure in the Company’s proxy statement. During 2008, the Compensation Committee held five meetings.

The Compensation Committee has a Charter, which is reviewed annually. The Compensation Committee has full authority to determine the components and amounts of executive compensation. Awards of stock-based compensation (stock options, restricted stock or restricted stock units) are subject to ratification by the full Board of Directors.

The Compensation Committee has the authority to retain, at the Company’s expense, experts with special competencies, including legal, accounting and compensation. The Compensation Committee has the sole authority to terminate the engagement of such experts and to approve the fees and other terms of retention of such experts. For additional information, the use of consultants and other Compensation Committee procedures, refer to the Compensation Discussion and Analysis beginning at page 17.

The Compensation Committee may form and delegate authority to subcommittees when appropriate. Under the policies of the Board of Directors, the Compensation Committee may not delegate authority to grant stock options.

Compensation Committee Interlocks and Insider Participation. The Compensation Committee is composed entirely of independent directors. None of the members of the Compensation Committee was or is an employee of the Company.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, consisting entirely of independent directors, proposes to the Board of Directors slates of directors to be recommended for election at the Annual Meeting of Stockholders (and any directors to be elected by the Board of Directors to fill vacancies) and slates of officers to be elected by the Company’s Board of Directors. It also advises the Board of Directors on various corporate governance issues, and leads the Board of Directors in its annual review of the Board’s performance. The Corporate Governance and Nominating Committee also is responsible for recommending to the Board amounts of director compensation, leading the Board in its evaluation of the performance of the chief executive officer and management development. During 2008, the Corporate Governance and Nominating Committee held three meetings.

Environmental and Social Responsibility Committee. The Environmental and Social Responsibility Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of sustainable development, environmental affairs, community relations and communications issues, and the Company’s policies, processes, standards and procedures designed to accomplish the Company’s goals and objectives relating to these issues. During 2008, the Environmental and Social Responsibility Committee held five meetings.

In April 2007, the Board of Directors recommended and the stockholders approved a proposal that the Company prepare a report regarding its policies and practices relating to existing and future relationships with local communities near its operations. The proposal was submitted by a group of stockholders led by Christian Brothers Investment Services, Inc. The Company’s Environmental and Social Responsibility Committee provided oversight for the preparation of the report, as further described beginning on page 52 of this proxy statement.

Operations and Safety Committee. The Operations and Safety Committee, consisting entirely of independent directors, was formed to assist the Board of Directors in its oversight of operations and safety issues, and the Company’s policies, processes, standards and procedures designed to accomplish the Company’s goals and objectives relating to these issues. During 2008, the Operations and Safety Committee held five meetings.

Corporate Governance.

Corporate Governance Guidelines and Charters. The Company has adopted Corporate Governance Guidelines that outline important policies and practices regarding the governance of the Company. In addition, each of the committees has adopted a charter outlining responsibilities and operations. The Corporate Governance Guidelines and the charters are available at www.newmont.com under the Investor Relations section and are available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111 USA.

Independent Chairman. The independent members of the Board of Directors elected an independent Non-Executive Chairman, Vincent A. Calarco, effective January 1, 2008 for a one-year term. Mr. Calarco was re-elected, effective January 1, 2009, for a second one-year term. Mr. Calarco presides at independent directors sessions scheduled at each regular Board meeting. The Chairman serves as liaison between the Chief Executive Officer and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any legitimate concerns of stockholders or interested parties of which he or she becomes aware. The Non-Executive Chairman presides at stockholders meetings and provides advice and counsel to the Chief Executive Officer.

Communications with Stockholders or Interested Parties. Any stockholder or interested party who desires to contact the Company’s Chairman, the non-management directors as a group or the other members of the Board of Directors may do so by writing to the Secretary, Newmont Mining Corporation, 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111 USA. Any such communication should state the number of shares owned, if applicable. The Secretary will forward to the Chairman any such communication addressed to him, the non-management directors as a group or to the Board of Directors generally, and will forward such communication to other board members, as appropriate, provided that such communication addresses a legitimate business issue. Any communication relating to accounting, auditing or fraud will be forwarded immediately to the Chairman of the Audit Committee.

Director Nomination Process. Newmont has established a process for identifying and nominating director candidates that has resulted in the election of a highly-qualified and dedicated Board of Directors. The following is an outline of the process for nomination of candidates for election to the Board: (a) the Chief Executive Officer, the Corporate Governance and Nominating Committee or other members of the Board of Directors identify the need to add new Board members, with careful consideration of the mix of qualifications, skills and experience represented on the Board of Directors; (b) the Chairman of the Corporate Governance and Nominating Committee coordinates the search for qualified candidates with input from management and other Board members; (c) the Corporate Governance and Nominating Committee engages a candidate search firm to assist in identifying potential nominees, if it deems such engagement necessary and appropriate; (d) selected members of management and the Board of Directors interview prospective candidates; and (e) the Corporate Governance and Nominating Committee recommends a nominee and seeks full Board endorsement of the selected candidate, based on its judgment as to which candidate will best serve the interests of Newmont’s stockholders. During 2008, the Board engaged a search firm, Spencer Stuart, to assist in identifying and evaluating potential new directors.

The Board of Directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity and values; (b) commitment to representing the long-term interest of the stockholders; (c) broad experience at the policy-making level in business, government, education, technology or public interest; and (d) sufficient time to effectively fulfill duties as a Board member. The Corporate Governance and Nominating Committee considers any candidates submitted by stockholders on the same basis as any other candidate. Any stockholder proposing a nomination should submit such candidate’s name, along with a curriculum vitae or other summary of qualifications, experience and skills to the Secretary, Newmont Mining Corporation, 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111 USA.

Majority Voting Policy. If a nominee for director does not receive the vote of at least a majority of votes cast at an Annual Meeting of Stockholders, it is the policy of the Board of Directors that the director will tender his or her resignation to the Board. In such a case, the Corporate Governance and Nominating Committee will make a recommendation to the Board, and the independent members of the Board will determine, whether to accept or reject the tendered resignation, taking into account all of the facts and circumstances. The director who has tendered his or her resignation will not take part in the deliberations. The Board will publicly disclose its decision within 90 days from the date of certification of the election results.

Retirement Age. The Company’s retirement policy for non-employee directors provides that, except at the request of the Board of Directors, no non-employee director may stand for reelection to the Board after reaching age 72.

Code of Business Ethics and Conduct. Newmont has adopted a Code of Business Ethics and Conduct applicable to all of its directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Controller and other persons performing financial reporting functions. The Code is available through the Investor Relations section of the Company’s website at www.newmont.com and is available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111 USA. The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. The Company will timely disclose on its web site amendments to, or waivers from, certain provisions of the Code that apply to the Company’s directors or executive officers.

Related Person Transactions. The Board has adopted written policies and procedures for approving related person transactions. Any transaction with a related person, other than transactions available to all employees generally or involving aggregate amounts of less than $120,000 must be approved or ratified by the Audit Committee, the Compensation Committee for compensation matters or disinterested members of the Board. The policies apply to all executive officers, directors and their family members and entities in which any of these individuals has a substantial ownership interest or control. One transaction with a related person has been approved in accordance with the policies: the donation for the benefit of the Mackay School of Earth Sciences and Engineering, Dr. Taranik’s employer, described on page 8.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Compensation Committee has adopted a Charter that describes its responsibilities in detail and the Compensation Committee and Board review and assess the adequacy of the Charter on a regular basis. The Compensation Committee has the responsibility of taking the leadership role with respect to the Board’s responsibilities relating to compensation of the Company’s key employees, including the Chief Executive Officer, the Chief Financial Officer and the other executive officers. Additional information about the Compensation Committee’s role in corporate governance can be found in the Compensation Committee’s Charter, available on the Company’s web site at www.newmont.com under the Investor Relations section.

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. The Compensation Discussion and Analysis is incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Glen A. Barton, Chairman
John B. Prescott
Donald C. Roth

Compensation Discussion and Analysis

Executive Summary.

Introduction. The Company is one of the world’s largest gold producers and the only gold company included in the Standard & Poor’s 500 Index. As a result, the Company’s share price is heavily influenced by gold prices and other commodity prices. Therefore, the Company’s executive compensation practices are designed to create a balance between results within the control of the Company’s management and absolute share price performance in the short and long term.

Since July 2007 when the Board promoted Richard T. O’Brien to the position of President and Chief Executive Officer, Mr. O’Brien has worked with the Board and the Compensation Committee to shape and refine his senior leadership team. The compensation decisions in 2008 centered upon two goals: 1) attraction and retention of key talent; and 2) alignment of compensation with Company performance and share price.

Compensation Committee’s Process for Arriving at Compensation Decisions. The Compensation Committee is supported by compensation experts in the Company’s Human Resources Department, who provide the Committee with data and analyses to support decision making. The Chief Executive Officer, the Senior Vice President, Human Resources and the General Counsel or Corporate Secretary generally attend part of each meeting. The role of management is to provide the Committee with perspectives on the business context and individual performance in order to assist the Committee in making its decisions. Management is also responsible for keeping the minutes of Committee meetings. External compensation experts are invited to attend from time-to-time for consultation regarding specific topics. An executive session, without management present, is generally held at the end of each meeting. The Chairman of the Committee sets the agenda for each meeting, in consultation with management representatives and other Compensation Committee members. The Chairman provides regular reports to the Board of Directors regarding actions and discussion at Committee meetings. The Board of Directors or Compensation Committee make all decisions regarding the Chief Executive Officer’s compensation in executive session.

Since 2002, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. to provide advice regarding trends in executive and director compensation, and for independent review of the reasonableness of the decisions made by the Compensation Committee. Mr. Cook has reviewed compensation philosophy, objectives, strategy, benchmark analysis and recommendations regarding executive officer compensation. Mr. Cook is engaged solely by the Compensation Committee, and provides no services or advice directly to management. Mr. Cook has not been given specific instructions regarding his services. In late 2007 and early 2008, the Compensation Committee also engaged Farient Advisors to provide advice regarding the design of the executive compensation program, particularly regarding the elements of “at-risk” compensation. The Compensation Committee instructed Farient Advisors to consider whether alternative structures might improve the correlation between compensation and Company performance. At the request of management, Farient Advisors also reviewed data on market pay practices for executives and provided recommendations to the Compensation Committee regarding reasonable ranges of compensation for executive officers, including the Chief Executive Officer.

Company management uses, and provides to the Compensation Committee and its outside consultants, mining industry and general industry benchmark data provided by an independent compensation consultant, HayGroup. HayGroup provides very limited advice regarding executive compensation.

When making compensation decisions for Named Executive Officers, the Compensation Committee considers factors beyond market data and the advice of consultants. The Compensation Committee also considers the individual’s performance, tenure and experience, the performance of the Company overall, any retention concerns, the individual’s historical compensation and the compensation of the individual’s peers in the Company. There is no mandatory framework that determines which of these additional factors may be more or less important, and the emphasis placed on any of these additional factors may vary among the executive officers. While the Compensation Committee does have certain guidelines, goals, and tools that it uses to make its decisions, as explained below, the compensation process is not an exact science and does incorporate the judgment of the Compensation Committee. In making decisions for executives other than the Chief Executive Officer, the input and perspective of the Chief Executive Officer has a significant influence on the Compensation Committee’s decisions.

Compensation Components and Alignment to Compensation Goals. For 2008, the executive compensation program contained five basic elements, along with a package of benefit plans designed to complement the compensation components described below.

Each of the compensation components above are specifically designed to accomplish one or both of the Company’s two goals: 1) attraction and retention of key talent, and 2) alignment of compensation with Company performance and share price.

Attraction and Retention of Key Talent: The compensation package meets the goal of attracting and retaining key talent in a highly competitive mining environment through the following elements:

•	A competitive cash compensation program, consisting of base salary and bonus opportunity, which is above similar opportunities offered in the marketplace for executive talent

•	A package of competitive benefits

•	Retirement benefits which encourage long tenure with the Company

•	Three-year vesting on stock option grants and vesting of stock unit awards in the second and third years from the beginning of the performance period

Alignment of Compensation with Company Performance and Share Price: The compensation package meets the goal of alignment to Company performance and share price through the following elements:

•	Enhanced emphasis on Company performance and share price in 2008 with new financial performance stock bonus plan

•	Stock options and restricted stock unit grants to motivate performance to drive favorable share price

The Company recognizes that the share price is heavily influenced by the prices of gold and other commodities, which are outside of the control of the Company or its leaders. Thus, as a way to balance that commodity fluctuation, the Company grants both stock options, and financial performance stock (common stock and restricted stock units) to align the interests of management with the interests of stockholders. This balanced approach means that management needs to achieve specific performance goals to earn the common stock and restricted stock units even in periods of positive gold price movement, and that the equity package continues to motivate performance in down-cycles as the common stock and restricted stock units remain “in the money” and have motivational impact even when gold prices are falling. At the same time, the use of stock options ensures that the highest rewards will only occur with an increasing share price.

Determination of Target Total Compensation.

Target Pay Levels Relative to Market. The Company is one of the world’s largest gold producers and the only gold company included in the Standard & Poor’s 500 Index. As a result, the Compensation Committee seeks to target a total compensation program (including base salary, target annual incentive, and the grant value of equity incentives, but exclusive of benefits) at the 75th percentile of comparable market practices. In the view of the Compensation Committee, the 75th percentile is the proper level to target because the market for executive talent in the mining industry is exceptionally competitive. In addition, other natural resource and materials companies are typically more diverse than the Company and therefore face lower potential volatility in performance results. The Compensation Committee believes that an above market pay positioning strategy at target is appropriate to compensate for the additional performance risk of being tied exclusively to gold.

Competitive Benchmarking Analysis and Peers. In order to assess competitive pay levels, the Compensation Committee reviews benchmark data for the mining industry for all of its Named Executive Officers except for the Chief Executive Officer. For the Chief Executive Officer, the Compensation Committee reviews benchmark data for general industry. The Compensation Committee utilizes general industry benchmark data for the Chief Executive Officer because the pool of similarly-sized mining companies is statistically too small to provide satisfactory data for the Chief Executive Officer position. Using HayGroup data, the Compensation Committee reviews the 75th percentile of total compensation for the mining industry and general industry.

Participants in the mining industry survey are:

Anglo Gold Ashanti	FNX Mining	Rio Tinto
Asarco LLC	Freeport McMoRan	Stillwater Mining
Barrick Gold	General Moly	Teck Cominco
Centerra Gold Inc.	Goldcorp Inc.	Washington Group
Chemical Lime	Golden Star Resources	Westmoreland Coal
Cliffs Natural Resources	Hecla Mining	Yamana Gold
Coeur d’Alene Mines Corp.	Kinross	Uranium One Inc.
Energy Future Holdings	Nova Gold Resources Inc.
First Gold	Quandra Mining

Participants in the general industry survey used for the Chief Executive Officer position number over 500 organizations, including 134 organizations with total revenue in a similar range as the Company.

Determination of the Size of Each Component of Target Total Compensation. The Compensation Committee targets total compensation, excluding benefits, at the 75th percentile of comparable market practices. Salaries are targeted at a level below the 75th percentile and then at-risk cash bonus and at-risk equity grant opportunities are managed so that the total package adds up to approximate the 75th percentile at target performance levels. Within total target compensation, in 2008 the Compensation Committee generally sought to balance the target compensation components at 40-50% short-term cash compensation (including salary) and 50-60% long-term equity compensation. Besides base salary, all other compensation is at-risk, which means that the bulk of the total compensation package is at-risk and tied to Company performance or strategic objective performance for the Named Executive Officers. The Compensation Committee believes that the percentage of compensation tied to Company performance should increase at more senior levels.

The target pay positioning of the 75th percentile of the applicable benchmark as stated above for each position is intended to be a guideline, and the Compensation Committee makes its decisions within the context of market practices. However, this is not intended to be an exact science. Other factors such as an individual’s performance, tenure and experience, the performance of the Company overall, any retention concerns and the individual’s historical compensation and comparisons to peers at the Company impact the decision-making process. The

Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.

Short Term Compensation – Salary and Bonus. In constructing a compensation program that seeks to target the 75th percentile, the Compensation Committee first sets base salary. In 2008, the Compensation Committee targeted base salaries at the 62nd percentile of the mining industry, and the 62nd percentile of general industry for the Chief Executive Officer. The Compensation Committee sets the salary target below the 75th percentile to more heavily weight at-risk compensation in the total package, including cash bonus, financial performance stock and stock options. After setting salary, the Compensation Committee sets the target cash bonus considering the total short-term compensation (base salary and target cash bonus) at the 75th percentile in the mining industry, or general industry for the Chief Executive Officer. The goal is to set base salary and cash bonus so that the sum of the two is close to the 75th percentile of the relevant benchmark, assuming that the Company and individual accomplish target results.

Long Term Compensation – Equity. After setting salary and cash bonus as described above, the Compensation Committee sets target financial performance stock opportunities and option grants. In 2008, the Compensation Committee targeted total long-term incentives (financial performance stock and options) as a percent of base salary for each currently-serving Named Executive Officer, as set forth in the table below. The Compensation Committee determined these targets based upon the levels needed to achieve the 75th percentile of total compensation compared to the benchmark data detailed above, after taking into consideration salary levels and cash bonus targets for each executive.

2008 Named Executive Officer Target Long Term Incentives(1)

% of Base
Name	Salary(1)

Richard T. O’Brien	270%
Russell Ball	220%
M. Stephen Enders	135%
Randy Engel	220%
Guy Lansdown	220%
Britt D. Banks	220%

(1)	For Messrs. Ball, Engel and Lansdown, the targets above represent the targets for the positions that they held at the end of 2008. Actual option awards for 2008 were based upon positions held at the time of grant, April 2008. Financial performance stock awards were pro-rated based upon different positions held throughout 2008.

At the end of 2008, review of 2008 target compensation levels revealed that despite the Board’s consideration and general desire to achieve the 75th percentile total target compensation for the applicable benchmark, total target compensation for the currently-employed Named Executive Officers is below the 75th percentile target pay positioning. In part, this negative deviation from the 75th percentile in target compensation for the Company executives in 2008 was due to the fact that Messrs. Ball, Engel and Lansdown all took on expanded positions during the course of 2008.

Material Differences Between Named Executive Officers. Mr. Banks resigned as an executive officer as of July 31, 2008, and assumed a part-time role of Senior Advisor, External Affairs. The Company pays Mr. Banks an hourly rate of $450 for his services. Upon his resignation as an executive officer in July 2008, the Company paid Mr. Banks a pro-rated target cash bonus for 2008 performance and vested his outstanding restricted stock awards in consideration of his agreement to continue providing services on a part-time basis and exemplary service to the Company. Mr. Enders’ compensation package is less than the other Named Executive Officers because his position as the Senior Vice President of Exploration involved less responsibility and scope than the other Named Executive Officers.

The only other executive with material differences in compensation is Mr. O’Brien, our Chief Executive Officer. Mr. O’Brien’s compensation is different in amount and structure due to his position as the top executive officer of the Company. Market pay levels for top executives are in general significantly higher than the pay levels for other executives, as indicated by the market pay benchmarks utilized by the Committee and described above. Additionally, the pay mix for top executives typically includes a greater emphasis on at-risk pay, commensurate with the level of responsibility of the Chief Executive Officer position and the greater degree of impact that this executive can have on overall business results.

Current Compensation.

Base Salary. In setting salaries of the Named Executive Officers, the Compensation Committee and Board of Directors reviewed advice from its outside consultants, Frederic W. Cook & Co., Inc. and Farient Advisors, mining industry benchmark data for the Named Executive Officers other than the Chief Executive Officer, and general industry benchmark data for the Chief Executive Officer. Based on the foregoing review, as well as consideration of the individual’s performance, tenure and experience, the performance of the Company overall, any retention concerns, the individual’s historical compensation and input from other Board members, the Compensation Committee set the base salaries for the Named Executive Officers.

In 2008, the Board appointed each of Messrs. Ball, Engel and Lansdown the title of Executive Vice President after increasing the scope of responsibilities for each of their positions. For each of the new executive vice president roles, the Compensation Committee reviewed mining industry benchmark data, from the list of comparators stated above, for comparable positions to set new salary, cash bonus and long-term incentive targets and the recommendations of the Chief Executive Officer. Differentiation in the salaries and other components of compensation between Named Executive Officers reflects the varying scope and responsibility for each particular position as reflected in the survey data. The Compensation Committee has not adopted a policy with regard to the internal relationship of compensation among the Named Executive Officers or other employees.

Short-Term Non-Equity Incentive Compensation. Short-term non-equity incentives include a Corporate Performance Bonus and a Strategic Objectives Bonus. Each is expressed as a percentage of base salary. The Corporate Performance Bonus has a target level and the Strategic Objectives Bonus has a maximum level, leaving the Board full discretion to decrease the maximum level. A total of the target Corporate Performance Bonus and 50% mid-point of the range of Strategic Objective Bonus is designed to achieve 75th percentile total short-term compensation, as described above.

Short-Term Non-Equity Incentives(1)

	Target	Mid-point of Range of
	Corporate Performance	Strategic Objectives	TOTAL as a
	Bonus as a Percentage	Bonus as a Percentage	Percentage
	of Base Salary	of Base Salary	of Base Salary
Name	A	B(2)	(A + B)

Richard T. O’Brien	62.5%	62.5%	125%
Russell Ball	37.5%	37.5%	75%
M. Stephen Enders	25%	25%	50%
Randy Engel	37.5%	37.5%	75%
Guy Lansdown	37.5%	37.5%	75%
Britt D. Banks	37.5%	37.5%	75%

(1)	Figures shown above are figures for the position held as of December 31, 2008. Messrs. Ball, Engel and Lansdown were promoted in 2008 and their bonuses were pro-rated based upon positions held during the year.
(2)	The Compensation Committee set the Strategic Objectives Bonus at a maximum opportunity for each Named Executive Officer, rather than a target, with the intent that the Compensation Committee will exercise its business judgment in determining the amount of payout.

Corporate Performance Bonus. The Corporate Performance Bonus provides an annual reward based on four publicly-reported metrics designed to balance short-term and long-term factors, business performance and successful investment in and development of Company assets. The Compensation Committee reviews and approves the performance metrics and target levels of performance annually. The amounts of 2008 Corporate Performance Bonuses earned by the Named Executive Officers are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 30. The four metrics that the Committee established for 2008 were:

Gold Equity Ounces Sold Metric: The equity ounces sold metric focuses employees on achieving budgeted amounts of gold sales. The metric also provides incentive to bring various projects into production in a timely manner.

Costs Applicable to Sales Metric: The cost metric balances the equity ounces sold metric by encouraging efficient production of gold. The cost metric is designed to promote implementation of Company-wide cost control measures.

Capital Expenditures Metric: The capital expenditures metric focuses employees on efficient utilization of capital.

Reserve and Non-Reserve Mineralization Additions Metric: The reserve and non-reserve mineralization additions metric promotes the discovery of new gold deposits and successful completion of the work needed to report these discoveries as proven and probable reserves. In a business that depletes its reserves every year through production, just maintaining the level of reserves and non-reserve mineralization from one year to the next is a substantial challenge. In order to promote growth in reserves and non-reserve mineralization, amounts acquired by acquisition are included in reserve and non-reserve mineralization increases.

The Company and the Compensation Committee believe that these metrics contribute to a balanced approach of driving both short-term and long-term share price appreciation. All targets are adjusted for acquisitions and divestitures during the year, if any, with the exception of reserve and non-reserve mineralization targets.

Calculation of Corporate Performance Bonuses: If the Company achieves its targeted performance for each of the metrics, the payout percentage for the Corporate Performance Bonus is 100%. If the maximum amounts for each metric are achieved or exceeded, the payout percentage for the Corporate Performance Bonus is 200%. If the minimum amounts are not achieved for a particular metric, no Corporate Performance Bonus is payable for that metric. For performance between the minimum and maximum for any metric, the amount is prorated to result in a payout percentage between 50% and 200%.

The 2008 targets were a mix of demanding financial, production, and reserve/non-reserve mineralization targets. The targets are adjusted during the year by a set of pre-defined variables that are outside of the control of management. In 2008, the Compensation Committee adjusted the Costs Applicable to Sales target to reflect actual variations in the prices of gold, copper, silver, oil and the Australian dollar compared to budgeted values. When the Compensation Committee sets the Costs Applicable to Sales target, the Compensation Committee must use an estimated value for gold, copper, silver, oil and the Australian dollar. The Compensation Committee adjusts the Costs Applicable to Sales target after the performance period to reflect actual value of gold, copper, silver, oil and the Australian dollar over the performance period to avoid an unintended windfall or penalty on the bonus payout based upon an inaccurate assumption at the time of setting the target. The Compensation Committee also adjusted the capital expenditures target for capital deferrals and movements in the price of oil and the Australian dollar for the same reasons related to the adjustment to the Costs Applicable to Sales target.

The targets for 2009 performance have not yet been established.

2008 Corporate Performance Bonus Metrics

Bonus Metric	Weighting	Minimum – 50%	Target – 100%	Maximum – 200%

Gold Equity Ounces Sold (millions)	25%	4.8	5.2	5.4
Costs Applicable to Sales (per ounce)	25%	$472	$432	$401
Capital Expenditures (millions)	25%	$2,144	$2,040	$1,779
Reserve Additions (million ounces)	16.67%	1.75	3.5	7
Non-Reserve Mineralization Additions (million ounces)	8.33%	4.7	8.8	16.6

For 2008, the Compensation Committee made no discretionary adjustments to the bonus targets or calculation. The 2008 payout percentage for the Corporate Performance Bonus was 128.1%, calculated as follow:

2008 Corporate Performance Bonus Calculation

			Factor
	2008	Performance	Weighting	Payout
Bonus Metric	Performance	Percentage	(%)	Percentage

Gold Equity Ounces Sold (millions)	5,184	98%	25%	24.5%
Costs Applicable to Sales Per Ounce	$440	89.6%	25%	22.4%
Capital Expenditures (millions)	$1,837	177.8%	25%	44.5%
Reserve Additions (million ounces)	5.19	148.2%	16.67%	24.7%
Non-Reserve Mineralization Additions (million ounces)	12.23	144%	8.33%	12%
Total				128.1%

Thus, to calculate the Corporate Performance Bonus for each of the executives, the relevant percentage of base salary was multiplied by 128.1%.

Strategic Objectives Bonus. In 2008, the Compensation Committee established the Strategic Objectives Bonus to replace a personal performance bonus. The reason for this transition was to align personal performance with key individualized strategic objectives that will support the long-term sustainability and performance of the Company. The strategic objectives are not always quantitative, and may not have immediate impact on financial results of the Company, but are still important for sustained Company success. In order to encourage focus on the strategic objectives and reward individuals appropriately for results, the Compensation Committee decided that the Board’s business judgment must be applied to evaluating payout of the Strategic Objectives Bonus. Accordingly, the Compensation Committee set the Strategic Objective Bonus at a maximum opportunity for each Named Executive Officer, rather than a target, with the intent that the Compensation Committee will exercise its business judgment in determining the amount of payout. In the cases of the Named Executive Officers other than the Chief Executive Officer, the Chief Executive Officer provides recommendations regarding Strategic Objectives Bonuses to the Compensation Committee. The Board of Directors determines the Strategic Objectives Bonus of the Chief Executive Officer.

The Board designated several universal Strategic Objectives for each Named Executive Officer in 2008, and also designated Strategic Objectives tailored to each Officer’s specific role. The universal Strategic Objectives for the Names Executive Officers in 2008 were: safety first (meaning each individual must focus efforts on operating in the safest manner possible), deliver on 2008 budgeted targets, think and invest strategically and attract, retain and develop employees. Following is a summary of the key individual Strategic Objectives for the Named Executive Officer, with the exception of Mr. Banks who resigned as an executive officer in July 2008.

•	Mr. O’Brien- plan and manage global operations efficiently and ensure clear and regular communications with investors.

•	Mr. Ball- plan and manage capital effectiveness program and budget process and ensure development of global operating and business systems processes.

•	Mr. Enders- plan and manage governance model for operating and non-operating management structures and develop a portfolio management approach for exploration areas.

•	Mr. Engel- plan and manage investor relations function to ensure credibility with investors.

•	Mr. Lansdown- plan and manage development of global operating and business systems.

The amounts of the Strategic Objective Bonuses that the Compensation Committee approved for the Named Executive Officers for 2008 are shown in the Bonus column of the Summary Compensation Table on page 30. The Compensation Committee’s determination of the amounts of Strategic Objectives Bonuses is subjective, not subject to mathematical precision. In determining the amounts of 2008 Strategic Objectives Bonuses, the Compensation Committee evaluated the Board’s opinions regarding progress against goals and, in the case of Messrs. Ball, Lansdown, Engel and Enders, the recommendations of the Chief Executive Officer.

Long-Term Compensation – Equity. Long-term compensation consisted of a Financial Performance Stock Bonus and stock options for 2008. The Compensation Committee also made a special retention award of restricted stock and options to Mr. O’Brien in October 2008. In 2008, the Compensation Committee replaced the Stock Incentive Bonus with the Financial Performance Stock Bonus, as described in more detail below.

Financial Performance Stock Bonus. In 2008, the Company adopted a revised stock incentive plan to align restricted stock grants more closely to Company stock price performance. The Financial Performance Stock Bonus is an opportunity to earn common stock and restricted stock units based on a targeted number of shares. Specifically, the Company established a target number of shares by identifying a percentage of base salary for each executive officer in January 2008 and converted that dollar amount to shares using the average Company closing share price in December 2007. The Financial Performance Stock Bonus ties the grant of equity to overall Company performance in two ways. First, the target grant is set in number of shares, versus dollars, to drive performance that will increase share price. Second, the number of shares granted at the end of the performance calendar year is based upon corporate performance that the Company measures by way of the Corporate Performance Bonus metrics.

For the 2008 Financial Performance Stock Bonus, the Company measured the award on the same corporate performance metrics as used in calculating the 2008 Corporate Performance Bonus. Thus, in 2008, the Company multiplied the target number of shares by 128.1%, the Corporate Performance Bonus percentage for 2008. One third of the Financial Performance Stock Bonus is paid in common shares and two-thirds of the Financial Performance Stock Bonus is paid in restricted stock units that vest in equal annual increments during the second and third years from the beginning of the performance period.

After 2008, the Financial Performance Stock Bonus will include weighting for up to two prior years of Corporate Performance Bonus performance. Specifically, in 2009 the Financial Performance Stock Bonus will be weighted between 2008 and 2009 results, 40% and 60% respectively. In 2010, the Financial Performance Stock Bonus will be weighted between 2008, 2009 and 2010 results, 20%, 30% and 50% respectively. The purpose of the weighting is to emphasize long-term performance, while also emphasizing recent performance more significantly than performance from prior years.

On February 23, 2009, the Company awarded Financial Performance Stock Bonuses for 2008 performance in the following amounts.

2008 Financial Performance Stock Bonuses

		Target Number of
		Shares After
		Conversion Using
		Average Closing
		Price of December
	Target as a Percentage	2007 of $48.82 per Share	Number of Shares
Name	of Base Salary(1)	(#)	(#)(3)

Richard T. O’Brien	135%	27,653	35,423
Russell Ball	110%	7,977	10,219
M. Stephen Enders	67.5%	5,738	2,450	(2)
Randy Engel	110%	6,934	8,883
Guy Lansdown	110%	8,175	10,472

(1)	Targets shown are targets for the positions held as of December 31, 2008. Messrs. Ball, Engel and Lansdown were promoted in 2008 and their bonuses were pro-rated based upon positions held during the year.
(2)	Mr. Enders received one-third payout of the Financial Performance Stock Bonus due to his separation from employment on January 31, 2009.
(3)	2008 Corporate Performance Bonus was 128.1% and the figures shown represent pro-rated target shares multiplied by 128.1%.

Dividends equivalents are paid on restricted stock units upon the grant of the shares represented by the unit.

Stock Option Awards. Stock options reward executives for growth in the value of Company stock over the long term. This is the high-risk, high-return component of the executive total compensation program because stock options deliver value to an executive only if the share price is above the grant price, and therefore stock price volatility will have a greater impact on total compensation results as compared to restricted stock units.

Each executive, including the Named Executive Officers, receives an assigned target amount of stock options to be awarded in any year, as explained above. The actual grants to individual executives may vary from the targeted amount based on an assessment of individual performance, at the Committee’s discretion. The Compensation Committee created an additional pool of stock options, up to 10% above the targeted amount, to be awarded in recognition of exceptional individual performance.

During 2008, all of the Named Executive Officers received at least the targeted amount of stock options, as well as additional options in recognition of exceptional performance during 2007. The numbers and grant date fair values of stock options granted to the Named Executive Officers in 2008 are shown in the 2008 Grants of Plan-Based Awards Table on page 31.

	2008	2008
	Target	Additional
	Option	Option
Name	Grant	Grant	Rationale for Additional Option Grant

Richard T. O’Brien	90,000	22,500	Leadership on strategic initiatives.
Russell Ball	20,000	5,000	Strategy, financial leadership and leadership of Indonesian divestiture issues.
Britt D. Banks	40,000	8,000	Management of legal, environmental and communications teams.
M. Stephen Enders	20,000	2,500	Management of exploration team.
Randy Engel	20,000	5,000	Leadership on strategic initiatives.
Guy Lansdown	20,000	5,000	Project leadership and technical services consolidation.

Retention Awards. The Board approved a special retention and incentive restricted stock and options grant for Mr. O’Brien on October 31, 2008. The objective of this grant was to encourage Mr. O’Brien’s long-term service with the Company while aligning his incentives with stockholders through the use of restricted stock and options. The Compensation Committee granted to Mr. O’Brien 100,000 shares of restricted stock and 300,000 stock options at an option exercise price of $26.91. In determining the amount of these awards, the Committee consulted with their independent advisor, Mr. Cook, and considered the amounts of Mr. O’Brien’s existing stock awards and their opinions regarding amounts necessary to provide additional retention incentives. Both awards vest in full after a five-year period, on October 30, 2013.

Post-Employment Compensation.

The Company has a package of post-employment compensation plans and policies in place that include Company funded benefits as well as employee-contribution benefits. The combination of plans and policies allow the Company to offer a broad base of its employees, including the Named Executive Officers, post-employment compensation as well as powerful incentives for employees to remain with the Company, rather than seeking alternative employment. The Company’s decisions regarding post-employment compensation take into account the industry sector and general business comparisons to ensure post-employment compensation is aligned with the broader market.

Retirement. On a regular basis, usually every three years, the Company reviews its retirement benefits. The purpose of the review is to assess the level of replacement income that the Company’s retirement plans provide for a full career Newmont employee. The Company attempts to maintain a competitive suite of retirement benefits that accomplishes income replacement post retirement. The level of income replacement varies depending on the income level of the employee. Those employees at lower income levels enjoy much higher levels of income replacement with the Company retirement benefits package, compared to higher income level employees. The benefits included in the analysis are the pension plan, pension equalization plan, 401(k) matching contribution and social security benefits. The Company retirement benefits are important hiring and retention tools for all levels of employees within the Company.

The Company offers two tax-qualified retirement plans, the Pension Plan, which is a defined benefit plan and the Savings Plan, which is a defined contribution plan (401(k)). Both of these plans are available to a broad range of Company employees, generally including all salaried U.S. based employees. Because of the qualified status of the Pension Plan and Savings Plan, the Internal Revenue Code limits the benefits available to highly-compensated employees. As a result, the Company provides a non-qualified defined benefit plan (Pension Equalization Plan) and a non-qualified savings plan (Savings Equalization Plan) for highly-compensated employees who are subject to the Internal Revenue Code limitations in the qualified plans. The two equalization plans are in place to give employees the full benefit intended under the qualified plans by making them whole for benefits otherwise lost as a result of Internal Revenue Code annual compensation limits.

See the Pension Benefits Table and 2008 Non-Qualified Deferred Compensation Table on pages 34 and 36 and for a description of benefits payable to the Named Executive Officers under the Pension Plan, Pension Equalization Plan and the Savings Equalization Plan.

Change in Control. The Company recognizes that the potential for a change of control can create uncertainty for its employees that may result in loss or distraction of executives during a critical period. As a result, the Company adopted the Executive Change of Control Plan of Newmont (“Change of Control Plan”) to retain executives and their critical capabilities to enhance and protect the best interests of the Company and its stockholders during a change-of-control environment, or threatened change of control. When the Company adopted the original Change of Control Plan in 1998, the Compensation Committee at the time determined that the level of benefits in the plan were competitive within the mining industry. In the opinion of the present Compensation Committee, the levels of benefits provided in the Change of Control Plan continue to be appropriate to motivate and retain key executives during an actual or threatened change of control.

In the event of a Change of Control, as defined in the Plan, and a qualifying termination of employment, the Named Executive Officers receive three times annual pay and other benefits. See the Potential Payments Upon Termination or Change in Control section starting at page 37 for potential amounts payable to the Named Executive Officers under the Change of Control Plan.

Severance. The Severance Plan of Newmont (“Severance Plan”) provides a certain number of weeks of salary and pro-rated annual cash bonus (at target levels) to U.S. domestic salaried employees of the Company following involuntary termination. Messrs. O’Brien, Ball, Enders, Engel and Lansdown are all salaried employees of the Company and thus eligible to participate in the Severance Plan. The purpose of the Severance Plan is to provide basic income and benefit replacement for a period of weeks following employment termination that is not due to an employee’s poor performance or misconduct. The Severance Plan allows the terminated employee some time and resources to seek future employment. In the judgment of the Compensation Committee, the benefits in the Severance Plan are typical of those provided by other similar companies and provide the appropriate level of basic income and benefit replacement for a period of weeks that increases with years of service.

See the Potential Payments Upon Termination or Change in Control section starting on page 37 for potential amounts payable to the Named Executive Officers under the Severance Plan.

Officer’s Death Benefit. The Company maintains group life insurance for the benefit of all salaried employees of the Company. In addition, for highly-compensated executives, including the Named Executive Officers, the Company provides a supplemental Officer Death Benefit Plan. The purpose of the Officer Death Benefit Plan is to provide benefits to officers of the Company beyond the maximum established in the Company’s group life insurance, as appropriate to their higher income levels.

See the Potential Payments Upon Termination or Change in Control section starting on page 37 for potential amounts payable to the Named Executive Officers under the Officer Death Benefit Plan.

Executive Agreements.

All of the Named Executive Officers are at-will employees of the Company, without employment agreements.

Other Policies and Considerations.

Accelerated Vesting of Stock Awards.

Change of Control: In order to promote stability, retain executives and further align the interests of management and stockholders during the critical period of a change of control, a change of control will have certain immediate effects on stock awards granted to Named Executive Officers. Immediately prior to a change of control, among other things:

•	all restrictions applicable to outstanding restricted stock and restricted stock unit awards will lapse; and

•	all outstanding options will become fully exercisable and those options will remain exercisable until at least the first anniversary of any termination of the holder’s employment or service within one year after the change of control, subject to any earlier expiration date of those options.

The restricted stock and stock option awards to Mr. O’Brien on October 31, 2008 do not vest upon a change of control, but do vest upon any involuntary termination of employment.

Death/Long-Term Disability/Retirement/Severance: Termination of employment due to death, long-term disability or retirement under the Pension Plan (entitling the executive to immediate pension benefits) or severance (following approval by the SVP of Human Resources and execution of a release) also triggers the immediate vesting of all restricted stock and restricted stock units granted to the executive.

In the event of employment termination due to death, severance (after execution of release) or long-term disability, a pro-rata portion of the executive’s stock options (such pro-rata portion is based on days of service from the date of grant until the date of termination of employment in relation to the full vesting period) will immediately vest and all previously vested and accelerated vested options will be exercisable for a period beyond termination.

If an executive retires and is entitled to an immediate pension under the Pension Plan, the executive’s unvested stock options will vest and all previously vested and accelerated vested options will remain exercisable beyond termination for a certain period. Despite the extension of time to exercise options after termination in the event of death, long-term disability, retirement or severance, no option remains exercisable beyond 10 years from the date of grant. In all cases, trading in Company securities is subject to the restrictions described in the section Restrictions on Trading Stock, below.

Granting Stock Options. On an annual basis, the Compensation Committee reviews the rate at which other companies grant stock options and other stock grants in the aggregate for all employees. The purpose of this review is to compare the Company’s overhang and dilution percentages in comparison to other companies. The Committee reviews data regarding other public companies considered to be in the Materials group of the Standard & Poor’s 500 Index. The Committee has concluded that the Company’s grant rates are significantly lower than the mean grant rates of other companies in the Materials group.

The Company, at the direction of the Compensation Committee, has examined its policies and procedures relating to the grant of stock options. The Company:

•	does not have a program, plan or practice to time stock option grants to its executives in coordination with the release of material nonpublic information;

•	does not set the date of its stock option grants to newly-hired executives in coordination with the release of material nonpublic information;

•	does not plan to time, nor has it timed, the release of material nonpublic information for the purpose of affecting the value of executive compensation; and

•	does not have a program, plan or practice related to setting stock option prices based on the value of the Company’s stock on a date other than the stock option’s actual grant date.

The Company has a written policy governing the grant of stock options. The policy applies equally to grants of stock options to executives and other employees. The policy provides, among other things, that:

•	The Company will not time release of material nonpublic information for the purpose of affecting the value of executive compensation.

•	Stock options will be granted only by the Board of Directors or the committee designated under the applicable stock plan, and authority to grant options will not be delegated to management.

•	Stock options will be priced at fair market value on the day of the grant (as defined in the Company’s stock plan).

•	Stock options will generally be granted annually, at least three days after announcement of financial and operations results for the first quarter of the year. In deviating from this policy, the Compensation Committee may consider all relevant facts and circumstances, including the desirability of granting options for new employees or granting stock options at meetings held at other times of the year.

The Company’s 2005 Stock Incentive Plan defines fair market value of the stock as the average of the high and low sales price on the date of the grant. The Company selected, and the Compensation Committee approved, this formula to mitigate the effect of the volatility of the Company’s stock price, often a direct result of day-to-day changes in the gold price and not factors related to Company performance. The formula does not increase the likelihood that recipients will be granted in-the-money stock options.

Stock Ownership Guidelines. The Company’s stock ownership guidelines require that all employees designated as “executives” for purposes of this policy (approximately 60 individuals) own shares of the Company’s stock, the value of which is a multiple of base salary. For the Named Executive Officers, the stock ownership guidelines are as follows:

Stock Ownership Guidelines

Multiple of
Name	Base Salary

Richard T. O’Brien	4
Russell Ball	2
M. Stephen Enders	1
Randy Engel	2
Guy Lansdown	2

Stock ownership guidelines were put in place to increase the alignment of interests between executives and stockholders by encouraging executives to act as equity owners of the Company. The Compensation Committee sets the ownership guidelines by considering the size of stock awards. Based upon the historic conservative levels of stock awards to Company executives, the Compensation Committee sets the ownership guidelines at corresponding levels. Unvested shares of restricted stock, restricted stock units and shares held in retirement accounts are considered owned for purposes of the guidelines. The Compensation Committee reviews compliance with the guidelines annually. Executives who are new to their positions have three years to comply with the guidelines. All of the executives identified above are in compliance with the stock ownership guidelines.

Restrictions on Trading Stock. The Company has adopted a stock trading policy for its employees, including the Named Executive Officers. The policy prohibits certain employees from trading during specific periods at the end of each quarter until after the Company’s public disclosure of financial and operating results for that quarter, unless they have received the approval of the Company’s General Counsel. The Company may impose additional restricted trading periods at any time if it believes trading by employees would not be appropriate because of developments at the Company that are, or could be, material. In addition, the Company requires pre-clearance of trades in Company securities for its executive officers.

Perquisites. The Company’s philosophy is to provide a minimum of personal-use perquisites to its executives. The Company seeks to provide perquisites that involve a significant business purpose. In 2008, such business related perquisites for the Named Executive Officers were: (a) golf club membership for the President and Chief Executive Officer, Mr. O’Brien; and (b) personal use of administrative assistant services for Mr. O’Brien.

Mr. O’Brien uses the golf club for substantial business purposes, including business entertainment, meetings and dinners. In recognition of the fact that some portion of the membership is used for personal purposes, the entire amount reimbursed is considered a perquisite and reported in the All Other Compensation column of the Summary Compensation Table on page 30.

Clawback Provisions. The Company’s Corporate Governance Guidelines, adopted by the Board of Directors, contains a policy that provides that the Board will require reimbursement of any portion of a bonus previously paid to an executive pursuant to the terms of the Company’s bonus programs if: (a) the amount of any bonus, including stock awards, was calculated based on the achievement of certain financial results that were subsequently the subject of a restatement; (b) the amount of such bonus that would have been awarded to the executive had the financial results been reported as in the restatement would have been lower than the bonus actually awarded; and (c) in the judgment of the Board of Directors, the circumstances warrant such reimbursement. The policy to seek reimbursement of bonuses is not limited to situations involving fraud and is not limited to those executives directly involved in causing the restatement.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of compensation in excess of $1,000,000 that the Company may deduct in any one year with respect to its chief executive officer, chief financial officer, and three other most highly compensated executive officers. There are exceptions to the $1,000,000 limitation for performance-based compensation meeting certain requirements. The Company has not adopted a formal policy requiring all compensation to meet the exception requirements under Section 162(m) and therefore not be subject to the $1,000,000 deductibility limitation. The Company has decided not to implement a formal policy so that the Company can maintain flexibility in compensating executive officers in a manner designed to promote various corporate goals.

In 2008, Messrs. O’Brien’s and Lansdown’s amounts are greater than $1,000,000, and a portion of their salaries, bonuses, stock awards, and other compensation items are not deductible by the Company. Stock option awards pursuant to stockholder approved plans are performance-based and are fully deductible, regardless of the $1,000,000 limit in Section 162(m). Corporate Performance Bonuses, Strategic Objectives Bonuses and Financial Performance Stock Bonuses do not meet the performance-based exception under Section 162(m) and are therefore subject to the $1,000,000 deduction limit. To date, the Company has deemed the additional tax benefits that it could receive from a 162(m) executive compensation plan as immaterial to the Company. However, the Company continually assesses the materiality of additional 162(m) tax benefits that it could receive from a 162(m) executive compensation plan as executive compensation evolves.

Executive Compensation Tables

2008 Summary Compensation Table

							Change in
							Pension
						Non-Equity	Value and
						Incentive	Non-Qualified
						Plan	Deferred	All Other
				Stock	Option	Compen-	Compensation	Compen-
Name and			Bonus(1)	Awards(2)	Awards(3)	sation(4)	Earnings(5)	sation(6)	Total
Principal Position	Year	Salary ($)	($)	($)	($)	($)	($)	($)	($)

Richard T. O’Brien	2006	$512,083	$153,625	$148,865	$300,867	$188,447	$117,541	$101,799	$1,523,227
President and Chief	2007	$760,000	$1,043,501	$562,618	$592,644	$368,690	$190,810	$44,776	$3,563,039
Executive Officer	2008	$1,000,000	$1,093,750	$1,452,190	$1,077,872	$800,625	$307,277	$88,023	$5,819,737

Russell Ball	2007	$377,500	$463,738	$95,348	$233,224	$109,937	$151,332	$13,578	$1,444,657
Executive Vice	2008	$493,750	$225,796	$252,368	$273,958	$177,997	$245,444	$51,454	$1,720,767
President and Chief
Financial Officer
M. Stephen Enders	2008	$415,000	$145,250	$255,157	$365,922	$132,904	$84,024	$31,193	$1,429,450
Former Senior Vice President, Exploration
Randy Engel	2007	$306,420	$621,262	$61,639	$147,032	$87,411	$56,616	$12,004	$1,292,384
Executive Vice President,	2008	$426,250	$209,922	$198,539	$205,535	$153,663	$245,863	$48,773	$1,488,545
Strategic Development
Guy Lansdown	2007	$344,167	$456,766	$78,860	$197,528	$102,279	$107,986	$15,851	$1,303,437
Executive Vice President,	2008	$502,500	$247,474	$239,405	$265,281	$181,151	$231,695	$72,172	$1,739,678
Development
Britt D. Banks	2007	$475,000	$517,500	$171,592	$439,551	$169,290	$155,678	$14,309	$1,942,920
Former Executive Vice President,	2008	$384,317	$115,937	$552,377	$558,426	$115,937	$150,659	$12,000	$1,889,653
Legal and External Affairs

(1)	Amounts shown represent the Strategic Objective Bonuses paid in cash for 2008 performance (and personal performance bonus amount for years prior to 2008).
(2)	Amounts shown represent the amount of equity bonuses recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting Standard No. 123R. Refer to Note 23 to the Company’s Consolidated Financial Statements for a discussion of assumptions made in the valuation of Stock Awards.
(3)	Amounts shown reflect amounts of Stock Option Awards recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting Standard No. 123R using the Black-Scholes option-pricing model. Refer to Note 23 to the Company’s Consolidated Financial Statements for a discussion of assumptions made in the valuation of Stock Option Awards.
(4)	Amounts shown represent Corporate Performance Bonuses paid in cash.
(5)	Amounts shown represent the increase in the actuarial present value under the Company’s qualified and non-qualified defined benefit pension plans.
(6)	Amounts shown are described in the All Other Compensation Table below.

Refer to the Compensation Discussion and Analysis section for a description of the components of compensation, along with a description of all material terms and conditions of each component. In 2008, salary and bonus payments accounted for 36% of Mr. O’Brien’s total compensation. Salary and bonus accounted for 42%, 39%, 43% and 43% of Messrs. Ball, Enders, Engel and Lansdown total compensation, respectively.

2008 All Other Compensation Table

		Change in
	Company	Value of
	Contributions	Post-
	to Defined	Retirement
	Contribution	Medical
	Plans	and Life	Perquisites(1)
Name	($)	Insurance	($)	Total ($)

Richard T. O’Brien	$12,000	$47,375	$28,648(2)	$88,023
Russell Ball	$12,000	$39,454	—	$51,454
M. Stephen Enders	$12,000	$19,193	—	$31,193
Randy Engel	$12,000	$36,773	—	$48,773
Guy Lansdown	$12,000	$60,172	—	$72,172
Britt D. Banks	$12,000	$—	—	$12,000

(1)	The Company provides a limited number of perquisites to its executive officers. See pages 28 and 29 of the Compensation Discussion and Analysis section for a description of perquisites.

(2)	Amount shown represents amounts paid for golf club membership and personal use of administrative assistant services.

2008 Grants of Plan-Based Awards Table

								All Other
								Option			Grant Date
		Estimated Possible Payouts						Awards:	Exercise	Closing	Fair Value
		Under						Number of	or Base	Price	of
		Non-Equity Incentive Plan			Estimated Future Payouts Under			Securities	Price of	on	Stock and
		Awards(1)			Equity Incentive Plan Awards(2)			Underlying	Option	Grant	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Options(3)	Awards(4)	Date	Awards(5)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($ / Sh)	($ / Sh)	($)

Richard T. O’Brien		$312,500	$625,000	$1,250,000
					13,826	27,653	55,305
	2/25/2008										$739,179
	4/28/2008							112,500	$44.49	$43.99	$1,461,375
	10/31/2008										$2,691,000
	10/31/2008							300,000	$26.91	$26.34	$2,436,000
Russell Ball		$69,476	$138,952	$277,903
					3,988	7,977	15,954
	2/25/2008										$176,240
	4/28/2008							25,000	$44.49	$43.99	$324,750
M. Stephen Enders		$51,875	$103,750	$207,500
					2,869	5,738	11,476
	2/25/2008										$194,240
	4/28/2008							22,500	$44.49	$43.99	$292,275
Randy Engel		$59,978	$119,956	$239,911
					3,467	6,934	13,868
	2/25/2008										$138,411
	4/28/2008							25,000	$44.49	$43.99	$324,750
Guy Lansdown		$70,707	$141,414	$282,828
					4,088	8,175	16,350
	2/25/2008										$165,885
	4/28/2008							25,000	$44.49	$43.99	$324,750
Britt D. Banks(6)		—	—	—
					—	—	—
	2/25/2008										$321,573
	4/28/2008							48,000	$44.49	$43.99	$623,520

(1)	Amounts shown represent threshold, target and maximum amounts for 2008 Corporate Performance Bonuses. The Compensation Committee established the targets on April 22, 2008. Payments of Corporate Performance Bonuses for 2008 performance are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 30. Refer to the discussion beginning at pages 21 and 22 for a description of the criteria for payment of Corporate Performance Bonuses.
(2)	Amounts shown represent the threshold, target and maximum number of shares of the Financial Performance Stock Bonuses dollar potentially awardable for 2008 performance, based on targets established by the Compensation Committee on April 22, 2008. Refer to the Compensation Discussion and Analysis beginning on page 24 for a description of the terms of and criteria for making these awards and payouts approved on February 23, 2009.
(3)	Refer to the Compensation Discussion and Analysis beginning on pages 24 and 25 for a description of the terms of and criteria for making these awards.
(4)	Exercise or base price is determined by the average of the high and low sales price of Common Stock on the New York Stock Exchange on grant date, as reported by Bloomberg Professional, the independent commercial reporting service selected by the Compensation Committee.
(5)	Amounts shown represent Stock Incentive Bonuses awarded on February 25, 2008 for 2007 performance and stock option awards made on April 28, 2008. In Mr. O’Brien’s case, there is an additional restricted stock and stock option award on October 31, 2008, as explained in the Compensation Discussion and Analysis on page 25. For Stock Incentive Bonuses, fair value is calculated using the average of the high and low stock price on the date of grant of $49.45. For stock options, fair value is calculated using the Black Scholes value on the grant date of $12.99. For Mr. O’Brien’s restricted stock award on October 31, 2008, the fair value is calculated using the average of the high and low stock price on the date of grant of $26.91 and for the October 31, 2008 grant of stock options, the fair value is calculated using the Black Sholes value on the grant date of $8.12.
(6)	Following Mr. Banks resignation as Executive Vice President, Legal and External Affairs in July 2008, Mr. Banks was no longer eligible for actual 2008 cash or equity bonus compensation. Mr. Banks did receive a cash payment equivalent to a target pro-rated bonus payment that is reflected in the Summary Compensation Table.

2008 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards							Stock Awards
										Market
	Number of							Number of		Value of
	Securities		Number of					Shares or		Shares or
	Underlying		Securities					Units of		Units of
	Unexercised		Underlying		Option			Stock That		Stock That
	Options(1)		Unexercised		Exercise	Option	Option	Have		Have
	(#)		Options(2) (#)		Price	Grant	Expiration	Not Vested(3)		Not Vested
Name	Exercisable		Unexercisable		($)	Date	Date	(#)		($)(4)

Richard T. O’Brien	20,000				$45.16	10/26/2005	10/26/2015
	30,000		15,000	(5)	$57.71	4/26/2006	4/26/2016
	21,666	(7)	43,334	(6)	$42.06	4/30/2007	4/30/2017
			112,500	(7)	$44.49	4/28/2008	4/28/2018
			300,000	(8)	$26.91	10/31/2008	10/31/2018
								467	(9)	$19,007
								5,238	(10)	$213,187
								33,286	(6)	$1,354,740
								14,948	(11)	$608,384
								100,000	(8)	$4,070,000
Russell Ball	1,350				$23.67	11/12/2001	11/12/2011
	1,350				$28.56	5/14/2002	5/14/2012
	2,500				$23.99	11/20/2002	11/20/2012
	3,750				$28.11	5/6/2003	5/6/2013
	7,500				$49.725	12/2/2003	12/2/2013
	3,750				$40.43	4/27/2004	4/27/2014
	6,250				$45.74	12/7/2004	12/7/2014
	6,250				$38.05	4/27/2005	4/27/2015
	6,250				$45.16	10/26/2005	10/26/2015
	10,000		5,000	(5)	$57.71	4/26/2006	4/26/2016
	4,999	(7)	10,001	(6)	$42.06	4/30/2007	4/30/2017
			25,000	(7)	$44.49	4/28/2008	4/28/2018
								549	(9)	$22,344
								1,763	(10)	$71,754
								3,564	(11)	$145,055
M. Stephen Enders	10,000				$49.725	12/2/2003	12/2/2013
	10,000				$40.43	4/27/2004	4/27/2014
	10,000				$45.74	12/7/2004	12/7/2014
	10,000				$38.05	4/27/2005	4/27/2015
	10,000				$45.16	10/26/2005	10/26/2015
	13,334		6,666	(5)	$57.71	4/26/2006	4/26/2016
	8,333		16,667	(6)	$42.06	4/30/2007	4/30/2017
			22,500	(7)	$44.49	4/28/2008	4/28/2018
								753	(9)	$30,647
								2,602	(10)	$105,901
								3,928	(11)	$159,870
Randy Engel	2,250				$28.11	5/6/2003	5/6/2013
	2,250				$49.725	12/2/2003	12/2/2013
	2,250				$40.43	4/27/2004	4/27/2014
	3,750				$45.74	12/7/2004	12/7/2014
	3,750				$38.05	4/27/2005	4/27/2015
	3,750				$45.16	10/26/2005	10/26/2015
	5,667		2,833	(5)	$57.71	4/26/2006	4/26/2016
	4,166		8,334	(6)	$42.06	4/30/2007	4/30/2017
			25,000	(7)	$44.49	4/28/2008	4/28/2018
								318	(9)	$12,943
								1,245	(10)	$50,672
								2,799	(11)	$113,919

	Option Awards						Stock Awards
									Market
	Number of						Number of		Value of
	Securities	Number of					Shares or		Shares or
	Underlying	Securities					Units of		Units of
	Unexercised	Underlying		Option			Stock That		Stock That
	Options(1)	Unexercised		Exercise	Option	Option	Have		Have
	(#)	Options(2) (#)		Price	Grant	Expiration	Not Vested(3)		Not Vested
Name	Exercisable	Unexercisable		($)	Date	Date	(#)		($)(4)

Guy Lansdown	3,750			$49.725	12/2/2003	12/2/2013
	3,750			$40.43	4/27/2004	4/27/2014
	3,750			$45.74	12/7/2004	12/7/2014
	3,750			$38.05	4/27/2005	4/27/2015
	3,750			$45.16	10/26/2005	10/26/2015
	8,334	4,166	(5)	$57.71	4/26/2006	4/26/2016
	6,666	13,334	(6)	$42.06	4/30/2007	4/30/2017
		25,000	(7)	$44.49	4/28/2008	4/28/2018
							389	(9)	$15,832
							1,617	(10)	$65,812
							3,354	(11)	$136,508
Britt D. Banks	20,000			$49.725	12/2/2003	12/2/2013
	3,334			$45.74	12/7/2004	12/7/2014
	3,334			$38.05	4/27/2005	4/27/2015
	3,334			$45.16	10/26/2005	10/26/2015
	15,500	7,500	(5)	$57.71	4/26/2006	4/26/2016
	15,999	32,001	(6)	$42.06	4/30/2007	4/30/2017
		48,000	(7)	$44.49	4/28/2008	4/28/2018

(1)	Stock options are generally granted one time per year. Stock options were granted two times per year prior to 2006.
(2)	Stock options vest at the rate of 33 1/3% per year, unless accelerated as explained in the Compensation Discussion and Analysis section on page 27.
(3)	Restricted stock vests in three equal, annual increments, unless accelerated as explained in the Compensation Discussion and Analysis.
(4)	Assumes stock price of $40.70 the closing price on December 31, 2008.
(5)	Vesting date is April 26, 2009.
(6)	Vesting dates are April 30, 2009 and 2010.
(7)	Vesting dates are April 28, 2009, 2010 and 2011.
(8)	Vesting date is October 31, 2013.
(9)	Vesting date is February 24, 2009.
(10)	Vesting dates are February 7, 2009 and 2010.
(11)	Vesting dates are February 25, 2009, 2010 and 2011.

2008 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Richard T. O’Brien	—	—	5,888	$218,116
Russell Ball	—	—	2,121	$105,407
M. Stephen Enders	—	—	3,130	$155,552
Randy Engel	—	—	1,390	$69,106
Guy Lansdown	18,875	$520,768	1,786	$88,798
Britt Banks	—	—	14,542	$711,625

2008 Pension Benefits Table(1)

		Number	Present
		of Years	Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)

Richard T. O’Brien	Pension Plan	3.3	$86,426	—
	Pension Equalization Plan	3.3	$554,565	—
Russell Ball	Pension Plan	14.6	$287,950	—
	Pension Equalization Plan	14.6	$612,996	—
M. Stephen Enders	Pension Plan	5.3	$131,274	—
	Pension Equalization Plan	5.3	$305,737	—
Randy Engel	Pension Plan	15	$290,187	—
	Pension Equalization Plan	15	$276,353	—
Guy Lansdown	Pension Plan	15.3	$299,051	—
	Pension Equalization Plan	15.3	$558,674	—
Britt Banks	Pension Plan	15.6	$261,309	—
	Pension Equalization Plan	15.6	$838,602	—

(1)	All calculations in the 2008 Pension Benefits Table were calculated using target Corporate Performance Bonus and Financial Performance Stock Bonus for 2008, and 50% of maximum Strategic Objectives Bonus.

The Company provides two tax-qualified retirement plans, a Pension Plan and a Savings Plan (401(k) plan). In addition, the Company offers a non-qualified pension plan (the Pension Equalization Plan), and non-qualified savings plan (the Savings Equalization Plan) for highly compensated employees.

Pension Plan. Messrs. O’Brien, Ball, Enders, Engel, Lansdown, and Banks are participants in the qualified Pension Plan. The Pension Plan is available to a broad group of Company employees, which generally includes U.S. domestic salaried employees of the Company. The plan provides for post-retirement payments determined by a formula based upon age, years of service and pension-eligible earnings. Age 62 is the normal retirement age under the Pension Plan, meaning the age upon which the employee may terminate employment and collect benefits, or a participant may retire at age 55 with 10 years of service and collect reduced benefits immediately. If a Pension Plan participant terminates employment prior to age 55, but has a vested benefit by having acquired 5 years of service with the Company, the participant will begin to collect a benefit at age 62. If the participant terminates employment prior to age 55, but has 10 or more years of service with the Company, the participant may elect to collect a reduced benefit at age 55. If a participant attains the age of 48, has 10 years of service, and is terminated from employment within 3 years of a change of control, the participant is entitled to commence benefits. The Pension Plan utilizes the same definition of change of control as the Executive Change of Control Plan. The formula based upon age and years of service for benefits provides a strong incentive for Company employees to remain employed with the Company, even in times of high demand in the employment marketplace.

Messrs. Ball, Enders, Engel, Lansdown and Banks have vested benefits under the Pension Plan by virtue of five or more years of service. Mr. O’Brien does not have vested benefits under the Pension Plan, as he does not have five years of service with the Company.

According to the Pension Plan, at the normal retirement age of 62, the Company calculates the monthly pension benefit amount through the following formula:

1.75% of the average monthly salary minus (–) 1.25% of the participant’s primary social security benefit times (×) the participant’s years of credited service

To determine the average monthly salary, the Company calculates the highest average from 5 consecutive prior years of employment within the last 10 years of employment of regular pay, vacation pay, cash bonus and a pro-rated severance or change of control payment, if applicable. Salary does not include stock based compensation, foreign assignment premiums, signing bonuses, fringe benefits, payments from non-qualified plans or indemnity benefit payments. In the event a vested participant dies prior to the commencement of benefit payments, the participant’s legal spouse receives survivor benefits which are calculated based upon the pension benefit that the participant would have received upon retirement the day prior to death with an additional reduction factor applied.

In the event of early retirement, meaning after reaching the age of 55 and at least 10 years of service, a participant is eligible to collect a monthly pension benefit upon retirement using the formula above with the following reductions:

Early Retirement Reductions

Age at	Years of
Termination	Service	Reduction

55	At least 30	no reduction — payable upon termination
60	At least 10	lesser of 1/3 of 1% for each month of service less than 30 years of service (4% per year) or 1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination
At least 55	At least 10	1/3 of 1% for each month by which the date of benefit commencement precedes age 62 (4% per year) payable upon termination
Under 55	At least 10	1/2 of 1% for each month by which the date of benefit commencement precedes age 62 (6% per year) payable following termination and attainment of age 55
	At least 30	No reduction payable at age 55

Change of Control Early Retirement

Years of
Age	Service	Reduction

48 at time of change of control	At least 10	Lower reduction of 2% for each year by which termination precedes age 62, or applicable reduction above

The Pension Plan contains a cap on eligible earnings as required by the Internal Revenue Code as well as a cap on benefits as required by section 415 of the Internal Revenue Code. This cap limits the pension benefits that executive-grade employees of the Company can receive under the Pension Plan.

Pension Equalization Plan. The Pension Equalization Plan provides for an actuarially determined present value cash lump sum amount upon retirement at age 62, or upon termination after 5 years of service with the Company. The Company determines the lump sum amount by calculating a full pension benefit under the Pension Plan, utilizing the definition of Salary from the Pension Equalization Plan, and subtracting the actual benefit owed under the Pension Plan that is subject to the cap in benefits. The definition of Salary under the Pension Equalization Plan excludes bonus amounts in the form of restricted stock for executives hired or promoted to executive status after January 1, 2004. In other words, if a Company executive attained executive status before January 1, 2004, that executive will have restricted stock bonus amounts included as eligible earnings in the Pension Equalization Plan until December 31, 2007. Any bonus amounts in the form of restricted stock after December 31, 2007 will not be included for pension equalization benefits calculation purposes. The Company will calculate Salary for any executive entitled to include restricted stock in the definition of salary as of December 31, 2007. When such executive terminates employment with the Company, the executive shall receive benefits under the Pension Equalization Plan calculated with the higher of the salary calculation as of December 31, 2007 that includes restricted stock, or the salary calculation at the time of termination that excludes restricted stock.

If a participant dies while employed with the Company, or after retirement but before receipt of benefits under the Pension Equalization Plan, and the participant was entitled to benefits under the Pension Plan, the participant’s legal spouse receives survivor benefits which are calculated based upon the full Pension Equalization benefit minus the Pension Plan benefit amount. If the Company terminates a participant for cause, the participant forfeits all benefits under the Pension Equalization Plan.

Pension Calculation Assumptions. The qualified pension present value uses a discount rate at December 31, 2008 of 6.05% and FASB mortality. The pension equalization value uses a pension equalization plan lump sum rate of 4.75% as of December 31, 2008 and mortality as defined in the Pension Equalization Plan to determine the lump sum payable at an executive’s earliest unreduced retirement age. The present value of the qualified and pension equalization pensions are also discounted from the earliest unreduced retirement age to current age using the FASB rate of 6.05%.

2008 Nonqualified Deferred Compensation Table

	Executive	Registrant	Aggregate		Aggregate
	Contributions	Contributions	Earnings	Aggregate	Balance at
	in Last	in Last	in Last	Withdrawals /	Last Fiscal
	Fiscal Year(1)	Fiscal Year(2)	Fiscal Year	Distributions	Year-End
Name	($)	($)	($)	($)	($)

Richard T. O’Brien	$—	$—	$(17,639)	—	$45,003
Russell Ball	$148,125	$1,979	$(179,463)	—	$370,014
M. Stephen Enders	$—	$—	$—	—	$—
Randy Engel	$—	$—	$—	—	$—
Guy Lansdown	$50,250	$—	$(113,730)	—	$261,951
Britt Banks	$—	$—	$—	—	$—

(1)	Amounts shown are included in the Salary column of the Summary Compensation Table on page 30.
(2)	Amounts shown are included in the All Other Compensation column of the Summary Compensation Table.

Amounts shown are part of the Company’s Savings Equalization Plan. The Company maintains a Savings Plan and a Savings Equalization Plan for eligible employees.

Savings Plan. The Savings Plan is the Company’s defined contribution plan that is available to a broad group of Company employees, which generally includes U.S. domestic salaried employees of the Company. The Savings Plan provides that eligible employees may contribute before-tax or after-tax compensation to a plan account for retirement savings. Under the Savings Plan, the Company will match 100% of the first 6% of a participant’s contribution to the Savings Plan up to a limit of $12,000 annually. The Company contribution vests as follows:

Savings Plan Vesting Schedule

Percentage of Company
Years of Service	Contribution Vested

Less than 1 year	0
1 year	20
2 years	40
3 years	60
4 or more years	100

In the event of death, disability, retirement, change of control (same definition as Executive Change in Control Plan explained in the Potential Payments Upon Termination or Change in Control section below) or termination of the Savings Plan, a participant is fully vested in the Company contribution component of the Savings Plan. In accordance with the Internal Revenue Code, the Savings Plan limits the before-tax and after-tax contributions that highly compensated participants may make to the Savings Plan.

Savings Equalization Plan. The Savings Equalization Plan allows eligible participants the opportunity to defer up to 100% of compensation (minus before-tax contributions under the Savings Plan) beyond the Internal Revenue Code limitations set forth in the Savings Plan on a pre-tax basis. The Savings Equalization Plan is a non-qualified deferred compensation plan. To participate in the Savings Equalization Plan, an employee must have a base salary over $100,000 and be eligible to participate in the Savings Plan of Newmont. The purpose of the Savings Equalization Plan is to allow highly compensated employees a way to defer additional compensation for post-employment savings purposes beyond the limits set forth in the Savings Plan. A participant’s deferred compensation is contributed at the direction of the participant to various hypothetical investment alternatives, including a hypothetical investment in shares of Company stock. Such investments are selected by a committee of Company representatives, with the advice of professional investment managers. Company matching contributions are credited to a participant’s account in phantom shares of Company stock. The Company contribution in the Savings Equalization Plan is subject to a cap of $12,000 per year (in the aggregate with any Company contribution to the Savings Plan) for each participant. The Savings Equalization Plan contains a 4 year vesting period for the Company contribution that is the same as for the Savings Plan.

Upon distribution of Savings Equalization Plan accounts, the participant receives a cash amount equal to the value of the contributions if such contributions had been invested in the Savings Plan, as of the applicable valuation date. A participant receives distribution of Savings Equalization amounts in lump-sum form.

In the event a participant of the Savings Equalization Plan terminates employment with the Company due to retirement, death or disability, or change of control, the Company contribution will vest at 100% regardless of years of service, and the participant receives a single lump sum cash payment for the value of the accounts and Company match as soon as administratively possible following the applicable valuation date. In the event a participant of the Savings Equalization Plan terminates employment with the Company for any reason other than retirement, death, change of control or disability, the participant receives a single lump sum cash payment for the value of the accounts and the applicable percentage of vested Company match based upon years of service as provided above, as soon as administratively possible following the applicable valuation date. In the event the Company terminates the employment of a participant of the Savings Equalization Plan due to cause, the participant forfeits all Company contributions under the Savings Equalization Plan.

Potential Payments Upon Termination or Change in Control.

The following tables describe the estimated potential payments upon termination or change in control of the Company for the Named Executive Officers. The amounts shown assume that the termination or change in control occurred on December 31, 2008. The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company.

Terms of Plans: See the Compensation Discussion and Analysis starting at page 17 and the text following the tables for a description of the material terms, conditions and assumptions for any of the Company’s benefit plans.

Retirement Benefits: None of the currently employed Named Executive Officers were eligible for retirement as of December 31, 2008. However, Messrs. Ball, Banks, Enders, Engel and Lansdown have vested benefits under the Pension Plan and Pension Equalization Plan. See the Pension Benefits Table on page 34 for the present value of vested benefits under these plans.

Voluntary Termination: The Named Executive Officers would receive no payments or other benefits upon voluntary termination, except for vested benefits under the Pension Plan and Pension Equalization Plan. See the Pension Benefits Table 34 on page for the present value of vested benefits under these plans.

Termination Not For Cause: The Company’s Severance Plan provides for benefits in the case of termination not for cause in the event of job elimination, based on salary and length of service. Certain positions are not eligible for job elimination such as the Chief Executive Officer and Chief Financial Officer positions. However, severance benefits under the Severance Plan are provided in the potential payments on the Termination Table below for comparison purposes. According to the Severance Plan, an involuntary termination is job elimination, plant abandonment or closing or a reduction in force. The Severance Plan provides that even if the termination was the result of one of the circumstances stated in the prior sentence, it shall not be an involuntary termination if the Company offers the employee another position within 75 miles of the former position, at the same or higher base salary, and involving responsibilities of somewhat similar levels of importance to the Company as the prior position. Involuntary termination does not include terminations as a result of poor work performance, failure to follow policy or direction or cause.

In the event of an involuntary termination, the eligible employee is entitled to:

•	four weeks of salary plus two weeks of additional salary for each year of service with the Company up to a maximum of 104 weeks of salary (The Severance Plan defines salary as the higher of annual base salary or the base salary and annual cash bonus for the year preceding termination.); and

•	pro-rated (based upon percentage of year worked) annual cash bonus paid at target; and

•	Company paid COBRA benefits and life insurance for the number of weeks of severance pay.

Termination For Cause: No additional benefits are payable in any case of termination for cause. The Company’s plans generally define cause as: (a) willful and continued failure of participant to perform substantial duties, follow Company policy or Company code of conduct, after written demand for substantial performance; (b) illegal conduct, gross negligence or willful misconduct; or (c) dishonest or fraudulent conduct or breach of contract.

Change in Control: The Company’s 2005 Stock Incentive Plan provides for vesting of unvested restricted stock and stock options upon a change in control of the Company. The cash bonus plan provides for payment of pro-rated target Corporate Performance Bonus and Strategic Objectives Bonus upon a change in control. Additionally, the Savings Plan and Savings Equalization Plan provide for immediate vesting of the Company matching contributions which is capped at a cumulative total of $12,000 per year for both plans.

The Company’s Executive Change of Control Plan applies to executive grade level employees, including the Named Executive Officers, in the event of a change of control, which is generally defined as:

1)	The acquisition of beneficial ownership of 20% or more of either (a) the then outstanding shares of the Company; or (b) the combined voting power of the then outstanding shares of the Company entitled to vote generally in the election of directors (but not an acquisition by a Company entity or Company benefit plan); or

2)	The individuals constituting the Company’s Board of Directors on January 1, 2008 cease to constitute at least a majority of the Board, with certain exceptions allowing the Board the ability to vote in new members by a majority; or

3)	Consummation of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation. The acquisition of assets of another corporation does not constitute a change of control if certain requirements are met to evidence that the Company is the acquiring company and will conduct the business of the combined entity going forward.

Termination After Change of Control: The Company’s Executive Change of Control Plan provides for enhanced benefits in the case of termination within three years following change in control of the Company, in most cases based on salary and bonus payments in previous years. The Pension Plan provides a retirement option at age 48 with 10 years of service and a lesser reduction factor in benefits, compared to circumstances not involving a change of control.

Executives are eligible for benefits under the Executive Change of Control Plan if terminated within three years of a change of control or if the executive terminates for good reason within three years of change of control. The Change of Control Plan generally defines good reason as any of the following without the executive’s prior consent: (a) reduction in salary, bonus, stock-based compensation from the level immediately preceding the change of control; (b) requiring the executive to relocate his or her principal place of business more than 35 miles from the previous principal place of business; (c) failure by the employer to comply with the obligations under the Change of Control Plan; or (d) assigning the executive duties inconsistent with the executive’s position immediately prior to such assignment or any action resulting in the diminution of the executive’s position, authority, duties or responsibilities.

If an executive is eligible for termination benefits under the Executive Change of Control Plan, the executive is entitled to:

•	pro-rated bonus determined by percentage of the year worked at target level;

•	2 times the “annual pay” for most executives and 3 times for individuals specified by the Newmont Board. Annual pay is defined as annual salary, annual cash bonus at the highest amount that the executive received in the three years prior to the change of control, and the highest employer matching contribution made to the Savings Plan on behalf of the executive in the three years prior to the change of control;

•	a cash amount equal to the actuarial equivalent of three years of additional benefits under the Pension Plan, Pension Equalization Plan, Savings Equalization Plan and credit for three additional years under these plans for purposes of actuarial calculations;

•	for a three year period, health, dental, vision, prescription, disability and life insurance benefits for the executive and his or her family;

•	outplacement services consistent with the Company’s practices during the one-year period prior to the change of control; and

•	certain gross-up payments for excise taxes on the change of control payment.

Messrs. O’Brien, Ball, Enders, Engel and Lansdown participate in the Executive Change of Control Plan at the three times annual pay level as of December 31, 2008. These individuals are designated for the enhanced benefits because they all hold positions that would require continuity during a change of control or threatened change of control. In addition, the positions that the designated individuals hold are at high risk for change of personnel in the event of a change of control and the enhanced benefit provides additional incentive for such executives to stay with the Company despite any concerns regarding a change of control. Mr. Banks is not included in the three times annual pay level as of December 31, 2008, due to his resignation as an executive officer on July 31, 2008.

Death: Upon the death of one of the Named Executive Officers, payment is made to the estate based on the terms of the Officers Death Benefit Plan. The Officer’s Death Benefit Plan provides for a cash payment upon the death of currently employed executive-level officers of the Company, as well as eligible retired executive-level officers. The Officer Death Benefit Plan provides a lump sum cash benefit paid by the Company upon death as follows:

•	3 times final annual base salary for an executive officer who dies while an active employee;

•	1 times final annual base salary for an eligible executive officer who dies after retiring at or after normal retirement age of 62; and

•	30% to 90% of final annual base salary for an eligible executive officer for retirement prior to normal retirement age, depending on the number of years remaining to normal retirement age.

Messrs. O’Brien, Ball, Engel and Lansdown are currently employed executive-level officers of the Company, and thus eligible for the Officer Death Benefit Plan, in the event of death during employment.

Disability: The Company has a short-term disability plan that provides for up to five months of disability absence with base pay depending upon the employee’s years of service with the Company. In the event of long term disability, the Company has an insurance plan that provides a maximum monthly benefit to executives and officers of the Company of $13,000 per month. The maximum benefit period for the long-term disability benefit varies depending upon the age on date of disability.

Disability Coverage: The value of disability coverage is based on the incremental additional cost to the Company for an additional coverage. The Executive Change of Control Plan generally provides for 3 years of disability coverage for the Named Executive Officers.

2008 Performance Bonuses: All amounts shown for Bonuses include Corporate Performance Bonuses and Financial Performance Stock Bonuses are calculated at target level for 2008 performance. The Strategic Objectives Bonuses are calculated at 50% of the maximum payout.

Accelerated Vesting of Restricted Stock and Stock Options: The amounts shown assume vesting as of December 31, 2008 of restricted stock, restricted stock units or stock options at the year-end closing price of $40.70. The amounts shown do not include any vested stock awards.

Incremental Non-Qualified Pension: The amounts shown as Incremental Non-Qualified Pension are based on 3 additional years of service credit following termination of employment in the case of change in control, and an additional period of service based on years of service in the case of termination not for cause. All amounts payable are based upon the same assumptions and plan provisions used in the Summary Compensation Table and Pension Benefits Table, except that for the Termination After Change in Control calculation does not include a present value discount.

Health Care Benefits: The value of health care benefits disclosed below is based on the incremental additional cost to the Company for the length of coverage specified in the Severance Plan, the Executive Change of Control Plan or Disability Plan, except that for Change in Control, the amount is determined without any present value discount.

Life Insurance: Life insurance coverage and proceeds are provided under the terms of the Officers Death Benefit Plan.

280G Tax Gross-Up: Upon a change in control of the Company, the executive may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. The Company has agreed to reimburse the executive for all excise taxes that are imposed on the executive under Section 280G and any income taxes and excise taxes that are payable by the executive as a result of any reimbursements for Section 280G taxes, if payment to an individual beneficiary exceeds 110% of the safe harbor under Section 4999. If the payment to the individual does not exceed 110% of the safe harbor under Section 4999, the change of control benefit will be reduced to fall within the safe harbor, rather than providing an excise tax gross-up. Any 280G tax gross-up amounts reflected in the tables below assume that the executive is entitled to a full reimbursement by the Company of any (a) excise taxes that are imposed on the executive as a result of the change in control, (b) any income and excise taxes imposed on the executive as a result of the Company’s reimbursement of the excise tax amount, and (c) any additional income taxes and excise taxes that are imposed on the executive as a result of the Company’s reimbursement of the executive for any excise or income taxes. The calculation of the 280G gross-up amount in the tables below is based upon a 280G excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate and a 4.63% state income tax rate.

For purposes of the Section 280G calculation, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to the executive executing a non-competition agreement.

Potential Payments on Termination

			Termination
			After
	Termination	Change in	Change in
	Not For Cause	Control	Control	Death	Disability
	($)	($)	($)	($)	($)

Richard T. O’Brien
Base Benefit	$211,937	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$1,250,000	$1,250,000	—	$1,250,000	$1,250,000
Financial Performance Stock Bonus	—	—	—	$1,125,477	$1,125,477
Change in Control Payment	—	—	$4,986,573	—	—
Accelerated Vesting of Restricted Stock	$6,265,318	$2,195,318	$4,070,000	$6,265,318	$6,265,318
Accelerated Vesting of Stock Options	$4,137,000	$—	$4,137,000	$4,137,000	$4,137,000
Incremental Non-Qualified Pension	$—	—	$2,143,260	—	—
Health Care Benefits	$1,587	—	$28,592	—	—
Life Insurance Coverage	$2,030	—	$34,113	—	—
Life Insurance Proceeds	—	—	—	$3,000,000	—
Disability Coverage	—	—	$2,967	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$7,122,310	—	—

Total	$11,887,872	$3,445,318	$22,544,815	$15,777,795	$12,777,795

Russell Ball
Base Benefit	$343,269	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$277,904	$277,904	—	$277,904	$277,904
Financial Performance Stock Bonus	—	—	—	$324,663	$324,663
Change in Control Payment	—	—	$2,171,025	—	—
Accelerated Vesting of Restricted Stock	$239,153	$239,153	—	$239,153	$239,153
Accelerated Vesting of Stock Options	$—	$—	—	$—	$—
Incremental Non-Qualified Pension	30,805	—	$2,217,801	—	—
Health Care Benefits	$11,773	—	$61,970	—	—
Life Insurance Coverage	$1,142	—	$5,259	—	—
Life Insurance Proceeds	—	—	—	$1,575,000	—
Disability Coverage	—	—	$2,967	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$2,204,314	—	—

Total	$924,046	$517,057	$6,683,336	$2,416,720	$841,720

Potential Payments on Termination — Continued

			Termination
			After
	Termination	Change in	Change in
	Not For Cause	Control	Control	Death	Disability
	($)	($)	($)	($)	($)

Randy Engel
Base Benefit	$310,577	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$239,912	$239,912	—	$239,912	$239,912
Financial Performance Stock Bonus	—	—	—	$282,214	$282,214
Change in Control Payment	—	—	$1,901,019	—	—
Accelerated Vesting of Restricted Stock	$177,534	$177,534	—	$177,534	$177,534
Accelerated Vesting of Stock Options	$—	$—	—	$—	$—
Incremental Non-Qualified Pension	$57,094	$—	$2,211,412	—	—
Health Care Benefits	$12,568	—	$66,023	—	—
Life Insurance Coverage	$1,175	—	$5,467	—	—
Life Insurance Proceeds	—	—	—	$1,425,000	—
Disability Coverage	—	—	$2,967	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$2,051,305	—	—

Total	$818,860	$417,446	$6,258,193	$2,124,660	$699,660

Guy Lansdown
Base Benefit	$366,154	—	—	—	—
Bonus (Corporate and Strategic Objectives)	$282,828	$282,828	—	$282,828	$282,828
Financial Performance Stock Bonus	—	—	—	$332,723	$332,723
Change in Control Payment	—	—	$2,232,135	—	—
Accelerated Vesting of Restricted Stock	$218,152	$218,152	—	$218,152	$218,152
Accelerated Vesting of Stock Options	$—	$—	—	$—	$—
Incremental Non-Qualified Pension	$89,793	$—	$2,470,968	—	—
Health Care Benefits	$14,955	—	$78,180	—	—
Life Insurance Coverage	$1,984	—	$9,186	—	—
Life Insurance Proceeds	—	—	—	$1,680,000	—
Disability Coverage	—	—	$2,967	—	—
Outplacement Services	$20,000	—	$20,000	—	—
280G Tax Gross-Up	—	—	$2,255,962	—	—

Total	$993,866	$500,980	$7,069,398	$2,513,703	$833,703

Britt D. Banks. Following Mr. Banks resignation as Executive Vice President, Legal and External Affairs in July 2008, Mr. Banks was no longer eligible for severance, change of control benefits, death or disability benefits.

M. Stephen Enders. In January 2009, Mr. Enders resigned his position at the Company in connection with a reorganization of the Company’s development and exploration groups. Mr. Enders’ position was eliminated. Mr. Enders received a lump sum separation payment in the amount of $415,000, actual cash bonus for 2008 in the amount of $278,154 (reflected in the Summary Compensation Table), and one-third of actual financial performance stock bonus in the amount of 2,450 shares of common stock. Mr. Enders received accrued cash payments from the Pension Equalization Plan following separation of employment in 2009, in the amount of:

•	Pension Equalization Plan:

$76,420
$290,403 will be paid six months following separation of employment

The Company also vested 7,283 shares of restricted stock (valued at $289,718 using January 31, 2009 closing price of $39.78) and 17,271 stock options (valued at $0 using January 31, 2009 closing price of $39.78). Mr. Enders has 4 months from separation of employment to exercise the stock options, pursuant to grant award agreements.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and holders of greater than 10% of the Company’s outstanding common stock to file initial reports of their ownership of the Company’s equity securities and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of such reports furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with in 2008, except for Brant Hinze, Senior Vice President, North American Operations and David Gutierrez, Vice President, Accounting and Tax, who inadvertently failed to report on a timely basis the Company’s matching contributions of phantom shares in connection with the Company’s Savings Equalization Plan. These contributions consisted of twelve transactions, aggregating 1,324 shares, for Mr. Hinze, and four transactions, aggregating 64 shares for Mr. Gutierrez. The transactions were subsequently filed on a late Form 4 for each officer.

Proposal No. 2—Ratify Appointment of Auditors

Proposal.

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for Newmont and its subsidiaries for 2009, after evaluation of audit quality, fees, independence and other relevant factors. PwC has served as Newmont’s independent auditors since 2002.

The Board is asking that stockholders ratify the appointment of PwC as independent auditors. If stockholders fail to ratify the appointment of PwC, the Audit Committee may reconsider this appointment. Representatives of PwC are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

Independent Auditors Fees.

PwC billed the following fees in 2008 and 2007 for professional services rendered to Newmont:

	2008	2007

Audit Fees	$4,684,295	$5,112,839
Audit-Related Fees	73,107	852,840
Tax Fees	12,554	4,785
All Other Fees(1)	38,559	28,466
Total	4,801,085	5,998,930

(1)	Represents software licensing fees.

The Audit Committee has established procedures for engagement of PwC to perform services other than audit, review and attest services. In order to safeguard the independence of PwC, for each engagement to perform such non-audit service, (a) management and PwC affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (b) management describes the reasons for hiring PwC to perform the services; and (c) PwC affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chairman its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by PwC in 2008 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures. The Audit Committee considered the amount of non-audit services provided by PwC in assessing its independence.

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PwC AS NEWMONT’S INDEPENDENT AUDITORS FOR 2009.

Report of the Audit Committee

The Audit Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Committee has adopted a Charter that describes its responsibilities in detail. The Charter is available on the Company’s web site at www.newmont.com under the Investor Relations section.

The primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company. The Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function. The Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the audit process. Additional information about the Committee’s role in corporate governance can be found in the Committee’s charter.

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers (“PwC”), the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended December 31, 2008. Management has affirmed to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has received the disclosure and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed PwC’s independence with them.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee of the Board of Directors:

Noreen Doyle, Chair
Vincent A. Calarco
Michael S. Hamson

Proposal No. 3—Proposal Regarding Special Stockholder Meetings

The Company has been advised that the following resolution and statement in support thereof may be presented by or on behalf of a beneficial owner of shares of the Company’s common stock at the Annual Meeting of Stockholders. The name and address of such beneficial owner, together with the number of shares of common stock held by such beneficial owner, will be furnished by the Company, to any person, orally or in writing as required, promptly upon the receipt of such request.

“3 – Special Shareowner Meetings

Resolved, Shareowners ask our board to take the steps necessary to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage allowed by law above 10%) the power to call special shareowner meetings. This includes that such bylaw and/or charter text will not have any exception or exclusion conditions (to the fullest extent permitted by state law) that apply only to shareowners but not to management and/or the board.

Statement of Emil Rossi
Special meetings allow shareowners to vote on important matters, such as electing new directors, that can arise between annual meetings. If shareowners cannot call special meetings, management may become insulated and investor returns may suffer.

Shareowners should have the ability to call a special meeting when a matter is sufficiently important to merit prompt consideration. Shareowner input on the timing of shareowner meetings is especially important during a major restructuring—when events unfold quickly and issues may become moot by the next annual meeting.

Fidelity and Vanguard have supported a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds also favor this right.

This proposal topic also won as high as 69%-support at the following companies (based on 2008 yes and no votes):

Entergy (ETR)	55%	Emil Rossi (Sponsor)
International Business Machines (IBM)	56%	Emil Rossi
Merck (MRK)	57%	William Steiner
Kimberly-Clark (KMB)	61%	Chris Rossi
CSX Corp. (CSX)	63%	Children’s Investment Fund
Occidental Petroleum (OXY)	66%	Emil Rossi
FirstEnergy (FE)	67%	Chris Rossi
Marathon Oil (MRO)	69%	Nick Rossi

The merits of this Special Shareowner Meetings proposal should also be considered in the context of the need for improvements in our company’s corporate governance and in individual director performance. For instance in 2008 the following governance and performance issues were identified:

•	We had no shareholder right to cumulative voting.
•	We still had plurality voting in which only a single vote from our 430 million shares can elect a director.
•	We still had an obsolete directors pension plan—Independence concern.
•	We still had an obsolete directors gift program—Independence concern.
•	Our Directors also served on boards rated D by The Corporate Library:

Robert Miller	Zenith National Insurance (ZNT)
Glen Barton	Valmont Industries (VMI)

•	Three directors received more than 14% in withheld votes—approximately 10-times the withheld votes of some of their peers:

James Taranik	16% withheld
Robert Miller	15% withheld
John Prescott	14% withheld

•	Plus James Taranik had 22-years tenure (independence concern) and Mr. Taranik was the director of a school which received a $500,000 donation from Newmont (additional independence concern).
The above concerns shows there is need for improvement. Please encourage our board to respond positively to this proposal:

Special Shareowner Meetings –
Yes on 3”

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board believes that the Company’s By-Laws already provide stockholders with a meaningful right to call a special stockholder meeting and the proposal to allow stockholders owning just 10% of the Company’s shares to call such a meeting is not in the best interests of the Company or its stockholders. Therefore, the Board recommends that you vote against this proposal.

The Company’s By-Laws provide that a special meeting of stockholders must be called by the Chairman of the Board, the President or the Secretary at the written request of stockholders owning 25% of the shares entitled to vote at such meeting. The By-Laws thereby allow stockholders owning a significant number of shares to call a special meeting, without any exceptions or restrictions, where they consider a particular matter to be of sufficient importance to hold such a meeting.

The proponent has failed to explain how decreasing the current threshold of 25% to the proposed 10% threshold would result in any additional benefit to the Company or its stockholders. The Board believes that the current By-Laws strike an appropriate balance by allowing stockholders to call special meetings, while ensuring that the meetings are for the benefit of a significant number of stockholders.

In addition, because the Company’s stockholders can take action by written consent, they already have the power under Delaware law to act independently of the Company’s Board and management at any time. There is no minimum ownership threshold required for any stockholder or group of stockholders to commence a written consent solicitation. Because stockholders already have such a right, your Board believes that the requested amendment to the By-Laws would add little to stockholder rights, especially in light of stockholders having the right to call a special meeting at the written request of stockholders owning 25% of the shares entitled to vote at such meeting. Any action that may be taken at a stockholder meeting may also be approved by written consent (if the action receives not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote were present and voted), which is another method by which the Company’s stockholders are not precluded absolutely from taking action in between annual stockholder meetings.

In addition, stockholder meetings require the Company to expend money and resources to prepare for and hold such meetings, including the preparation and delivery of materials to stockholders as well as other logistical preparations. The current ownership threshold prevents a small group of stockholders from calling what could be an unlimited number of special meetings at any time to advance their own interests, and ensures that the burdens and costs associated with such meetings are not incurred without the consent of a significant number of stockholders.

The Board and the Company’s management have a fiduciary duty to act in the best interests of the Company and its stockholders. Delaware law also requires the Company to obtain stockholder approval before engaging in any major corporate action affecting stockholders, such as a merger, consolidation or sale of substantially all the Company’s assets. In addition to the Company’s current special stockholder meeting provisions described above, the By-Laws permit the Company’s management and the Board to call a special stockholder meeting when they determine, in accordance with their fiduciary duties and Delaware law, that such a meeting is necessary. As such, stockholders can be assured that important matters will be subject to their consideration and approval.

The Company and the Board are committed to high standards of corporate governance and have established procedures enabling stockholders to communicate with management and members of the Board outside of the context of the annual stockholder meetings. Additionally, all of the Company’s directors are elected annually, and stockholders are able to institute change in the Company’s policies on an annual basis through such elections.

For the reasons set forth above, the Board believes that the proposal is not in the best interest of the Company and its stockholders.

Proposal No. 4—Stockholder Proposal to Approve Majority Voting for the Election of Directors in a Non-Contested Election

The Company has been advised that the following resolution and statement in support thereof may be presented by or on behalf of a beneficial owner of shares of the Company’s common stock at the Annual Meeting of Stockholders. The name and address of such beneficial owner, together with the number of shares of common stock held by such beneficial owner, will be furnished by the Company, to any person, orally or in writing as required, promptly upon the receipt of such request.

“Director Election Majority Vote Standard Proposal

Resolved: That the shareholders of Newmont Mining Corporation (“Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s governance documents (articles of incorporation or By-Laws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement: In order to provide shareholders a meaningful role in director elections, our Company’s director election vote standard should be changed to a majority vote standard. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be elected. The standard is particularly well-suited for the vast majority of director elections in which only board nominated candidates are on the ballot. We believe that a majority vote standard in board elections would establish a challenging vote standard for board nominees and improve the performance of individual directors and entire boards. Our Company presently uses a plurality vote standard in all director elections. Under the plurality vote standard, a nominee for the board can be elected with as little as a single affirmative vote, even if a substantial majority of the votes cast are “withheld” from the nominee.

In response to strong shareholder support for a majority vote standard in director elections, a strong majority of the nation’s leading companies, including Intel, General Electric, Motorola, Hewlett-Packard, Morgan Stanley, Wal-Mart, Home Depot, Gannett, Marathon Oil, and Safeway have adopted a majority vote standard in company bylaws or articles of incorporation. Additionally, these companies have adopted director resignation policies in their bylaws or corporate governance policies to address post-election issues related to the status of director nominees that fail to win election. However, the Company has responded only partially to the call for change, simply adopting a post-election director resignation policy that sets procedures for addressing the status of director nominees that receive more “withhold” votes than “for” votes. The plurality vote standard remains in place.

We believe that a post-election director resignation policy without a majority vote standard in Company bylaws or articles is an inadequate reform. The critical first step in establishing a meaningful majority vote policy is the adoption of a majority vote standard. With a majority vote standard in place, the Board can then consider action on developing post-election procedures to address the status of directors that fail to win election. A majority vote standard combined with a post-election director resignation policy would establish a meaningful right for shareholders to elect directors, and reserve for the Board an important post-election role in determining the continued status of an unelected director. We feel that this combination of the majority vote standard with a post-election policy represents a true majority vote standard.”

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS PROPOSAL FOR THE FOLLOWING REASONS:

The proponent submitted a similar proposal to stockholder vote at the 2008 Annual Stockholders Meeting and received less than a majority of the votes cast. The Board believes that this demonstrates stockholders’

support for the Board’s position that the Company’s current process for the election of directors is in the best interests of the Company and its stockholders.

As in past years, the Board has been monitoring the debate about majority voting for director elections and is aware of stockholder concerns regarding directors elected with less than a majority of the vote. However, the Board continues to believe that the Company’s Corporate Governance Guidelines, which are available on the Company’s website at http://www.newmont.com/en/investor/governance/guidelines.asp, effectively address these concerns, by providing stockholders with a meaningful role in director elections and establishing an appropriate vote standard for Board nominees, without limiting the flexibility that is necessary for the Board to be able to act efficiently and in the best interests of the Company and its stockholders.

In December 2006, the Board adopted a policy under the Company’s Corporate Governance Guidelines to take into account the majority election of directors. Pursuant to the terms of the Company’s Corporate Governance Guidelines, it is the policy of the Board that if a nominee for director who is an incumbent director does not receive the vote of at least a majority of votes cast at an Annual Meeting of its Stockholders, the director nominee will tender his or her resignation to the Board. In such a case, the Corporate Governance and Nominating Committee, which is composed solely of independent directors, will make a recommendation to the Board, and the independent members of the Board will determine whether to accept or reject the tendered resignation, taking into account all of the relevant facts and circumstances, including the underlying reasons for the election results, the director’s qualifications and length of service and the Company’s compliance with New York Stock Exchange listing and independence standards. The director nominee who has tendered his or her resignation will not take part in the deliberations. The Board must publicly disclose its decision within 90 days from the date of the certification of the election results. This policy is described in this Proxy Statement under the heading “Corporate Governance—Majority Voting Policy.”

The Board is committed to adhering to the Company’s Corporate Governance Guidelines and to listening carefully to the collective voice of the Company’s stockholders. The policy ensures that a director nominee who receives less than a majority of the vote from his or her election must tender his or her resignation and will not serve on the Board without undergoing a high degree of scrutiny by both the Company’s Corporate Governance and Nominating Committee and independent members of the Board. Thus, the policy effectively implements a majority voting standard without the inherent limitations that a strict majority voting standard places on the Board’s flexibility.

Implementing a strict majority vote requirement in the Company’s articles of incorporation or By-Laws could have unintended adverse consequences for the Company and its stockholders, including instability in the Company’s governance processes. For example, a strict majority voting standard could result in an entire slate of nominees not receiving the requisite number of votes, leaving the Board with an insufficient number of directors to fulfill its obligations and causing uncertainty regarding the Company’s future. It could also cause the Company to fail to comply with the independence standards and listing requirements of the New York Stock Exchange. By contrast, the plurality voting standard promotes stability in the Company’s governance processes by ensuring that a full slate of directors is elected at each annual meeting so that the Board complies with the independence standards and listing requirements of the New York Stock Exchange and applicable federal securities laws.

The default standard for election of directors for Delaware corporations is, and has long been, the plurality voting standard. The plurality voting standard is the default standard used by a significant number of public companies. The Company’s Corporate Governance Guidelines modify the plurality voting standard in uncontested elections in a manner that the Board believes affords its stockholders more meaningful input than they would have under a pure plurality standard. However, it also retains for the Board the ability to exercise its judgment based upon the needs of the Company and its stockholders at any point in time. The Board believes this flexibility is in the best interest of all stockholders and is preferable to placing strict majority voting standards in the Company’s articles of incorporation or By-Laws, which could result in potentially disruptive outcomes.

The Board believes that the stockholder proposal’s characterization of the plurality voting process, in particular the suggestion that a director may be elected by a single affirmative vote, is quite unrealistic and is not supported by the Company’s historical results. In recent years, all of the Company’s director nominees have been elected with 72%-99% of the vote. As a result, the Board believes adopting the voting requirement that has been proposed would not have affected the outcome of the Company’s director election process. Because the Company’s stockholders and its Board have a history of electing highly qualified directors under a plurality system, the Board believes a change to a majority voting requirement is not necessary, especially in light of the director resignation policy described in the Company’s Corporate Governance Guidelines.

For the reasons set forth above, the Board recommends that you vote against this proposal.

Community Relations Review

Report of the
Environmental and Social Responsibility Committee
of the
Board of Directors

March 2009

Introduction

In April 2007, the Board of Directors recommended and the stockholders approved a non-binding resolution directing the Company to prepare a report regarding its policies and practices relating to existing and future relationships with the local communities near its operations. The resolution was submitted by a group of stockholders led by Christian Brothers Investment Services, Inc. The Board and management of the Company supported the proposal because it aligned with Newmont’s values and our strong belief that establishing and maintaining a healthy relationship with the communities near which the Company operates is a business imperative that translates tangibly into shareholder profits, long-term access to land, capital and approvals, and employee attraction and retention. This resolution provided an opportunity for the Company to learn from experiences of the past, both our mistakes and our successes, so as to improve the relationships with communities and other stakeholders in the future.

The Environmental and Social Responsibility Committee of the Board (ESRC), a committee comprised solely of independent directors, agreed to oversee the Community Relationships Review (CRR) which culminated in a CRR Global Summary Report (CRR Report). The ESRC engaged an independent study director to do an in-depth review of the relationships with communities at five of our operations: Ahafo in Ghana, Batu Hijau in Indonesia, the Carlin Trend in Nevada, Waihi in New Zealand, and Yanacocha in Peru. The original study director became overextended with other projects and commitments and was replaced in January 2008 with Gare Smith and Dan Feldman of the law firm Foley Hoag LLP. We are very grateful to Gare, Dan and the other members of the study team who worked tirelessly to produce a report that will serve as a catalyst for the Company in its continuing effort to become the industry leader in social responsibility and community relationship management.

The ESRC engaged an independent Advisory Panel (AP) comprised of representatives from certain Non-Governmental Organizations (NGO) and other community-minded stakeholders to provide frank input and advice to the Board. The AP has participated throughout the study process in helping the ESRC, the study directors and management to improve the quality of the study. We are very grateful to the members of the AP: Cristina Echavarria, Steve D’Esposito, R. Anthony Hodge (Chair), Chris Jochnick, Caroline Rees (Vice Chair), Steve Rochlin, Ignacio Rodriguez and Julie Tanner, for their excellent and candid advice as the study evolved.

Both the study directors and the AP recommended to the ESRC that the closed Minahasa Mine near Buyat Bay in Indonesia be added to the study. The ESRC accepted that advice and has subsequently received from the study directors a report concerning the Minahasa Mine. Given continued legal proceedings related to the closure of the Minahasa facility, we have deferred releasing this report to the public until after the legal proceedings are concluded. However, to the extent the study directors or the AP thought a finding from the Minahasa report contributed to the clarity of the overall study and the lessons learned and recommendations going forward, we have agreed to reference relevant portions of the Minahasa study in the CRR Report.

The ESRC received and accepted the final version of the CRR Report, titled “Community Relationships Review Global Summary Report,” during its December 1, 2008 telephonic meeting. The ESRC also received and reviewed initial comments from the AP at that meeting and accepted the AP’s “Building Effective Community Relationships—Final Report of the Advisory Panel to Newmont’s Community Relationships Review” (AP Report), at its meeting on February 17, 2009. The Board of Directors accepted the final version of the CRR Report, the AP Report and approved this report at its meeting on February 18, 2009.

The Study

The study directors state that “[t]he overarching lesson of the CRR is that if Newmont is to continue to grow as a company, maintain its production pipeline, and succeed in current and future business operations around the world, it must manage its community relationships more effectively. Newmont must act quickly to ensure that stakeholder engagement and community relationship building are integral components of Newmont’s business operations.”

The CRR Report sets forth the following eight lessons learned:

Lesson 1: Every Newmont operating site should have a comprehensive and integrated strategic management plan for community relations that identifies the objectives and responsibilities of each functional department and takes into account relevant site-specific factors.

Lesson 2: Regular and comprehensive social impact assessments and risk assessments must inform cross-functional strategic planning at Newmont’s operating sites.

Lesson 3: Regional and local managers in all functional areas must be accountable for implementation of the company’s strategic objectives regarding community relationship building.

Lesson 4: Newmont’s operating sites must assess stakeholder concerns and engage with external stakeholders in order to understand and effectively respond to their perceptions and concerns.

Lesson 5: Newmont’s engagements with the community must reflect the company’s values and responsibilities and clearly convey what can be expected from the company in its role as a community stakeholder.

Lesson 6: Newmont’s operating sites must engage in conflict identification and manage community concerns before open conflict arises, while also respecting the rights of stakeholders to protest against the mine.

Lesson 7: Newmont must ensure that its operating sites have accessible and responsive grievance mechanisms.

Lesson 8: Management of the environmental impact of mining is directly linked to the management of community relations; Newmont must assess and respond to stakeholder concerns regarding both real and perceived environmental impacts of its operations.

In addition, the CRR Report sets forth a series of recommendations for each lesson learned. The Board has accepted those lessons learned and the recommendations. After considering with management the way in which the Company operates, the Board believes the lessons and recommendations should be incorporated into an Action Plan aligned in the following three areas: Analysis, Planning and Monitoring; Engagement and Conflict Management; and Accountability and Capacity.

•	Analysis, Planning and Monitoring (Lessons 1, 2 and 8): The study directors note that the Company has strong social responsibility and community relationships standards in place, but also identified significant critical gaps that must be addressed. Moreover, the study directors were uncertain if individual sites fully complied with the standards. We agree with the study directors that the Company must ensure it has industry leading standards that are routinely updated and verify compliance globally while planning for the future. In particular, the study directors and the AP both note that the relationship between the Company and the community may begin at the early exploration stage, which will require an integrated mine-lifecycle approach to planning for every site.

•	Engagement and Conflict Management (Lessons 4 through 8): As with any relationship, there will, at times, be conflict. The study directors found that the Company has grievance procedures in place at all sites, but also note that the procedures sometimes lack effectiveness. Moreover, the study directors and the AP found that the Company sometimes employs a rather legalistic approach to conflicts and conflict resolution. The Board agrees that the Company can and must do a better job of managing these relationships, especially during times of conflict, with a culturally appropriate and localized approach to conflict management (regardless of whether the community has recourse to a reliable legal system to resolve grievances). We agree that the Company can and must do a better job of understanding how to identify and resolve issues within the local cultural norms, not necessarily through the Company’s historical or legal approach. We can and will do this by hiring and training more local employees who often understand much better than our expatriate employees the communities and their respective cultures.

•	Accountability and Capacity (Lesson 3): The study directors note that the Company’s Environmental and Social Responsibility (ESR) personnel in the corporate and regional offices generally have the requisite skill sets to implement effective environmental and social responsibility standards and policies. The study directors further note, however, that management of community relationships and conflict management at the site level varies in quality by site, and is in some cases adversely impacted by lack of requisite skill sets and globally accepted practices. Finally, the study directors note that often at sites and within the management of the Company, employees believe that only ESR personnel are responsible for community relationships, engagement and conflict resolution.

The Board agrees with the study directors that all employees, regardless of their position in the Company, have a role to play in improving the Company’s relationships with the communities it impacts. Following the path that has been established in implementing both safety and environmental standards and practices Company-wide, we expect that the CRR now provides a solid basis and guide for establishing an effective community relationship program and focus throughout the Company. Every one of our employees and managers has a role to play, and we agree that management needs to provide better training to employees so they can effectively engage and take on their individual responsibility to improve our relationships with impacted communities.

The AP Report

The Board wishes to thank the AP for their candor and frank advice during the CRR. Their observations and insight have provided a positive contribution that has helped shape the course of this undertaking. A consistent message from the AP was the emphasis and importance of accountability in honoring our commitments. As we build on the lessons from the CRR, the Company’s actions should be predicated on clarifying our commitments and ensuring fulfillment of those commitments to the communities. This clarification and accountability should by its nature provide a cohesive thread which guides the path forward.

The AP fairly notes that the timeframe for conducting the CRR limited the extent and degree to which all issues could be addressed. In our commitment to understand the dynamics of how we manage community relationships, we recognized that the CRR would be the first step of a process of continuous learning and improvement with some aspects left for future review.

The Board clearly accepts the AP’s perspective that the relationship with a community begins during the period of geologic exploration. The Action Plan should address the full lifecycle of a mining operation. Indigenous people and gender issues, local cultures, artisanal mining, and community consent can have profound influence on the development of a relationship with a community. The AP Report commented that these issues were not sufficiently captured in the CRR. The Board acknowledges this and recognizes that these complex issues are areas for additional focus and work as the Company moves forward in building on the lessons of the CRR.

Next Steps

The Board has met with management to discuss the CRR Report and the AP Report. To effectively and successfully move forward with the lessons from the CRR requires defining priority for action. Based on those discussions, we have directed management during the balance of 2009 and the first half of 2010 to develop and execute an Action Plan to:

1.	Engage with representatives of the impacted communities who participated in the study to understand from them whether they believe the CRR Report properly captured their comments.

2.	Engage key community representatives and local authorities to determine the appropriate forum(s) to discuss the findings from the report and opportunities to move forward which may include a workshop or other type of community engagement process. The Company will also commence a dialogue with community representatives and other stakeholders aimed at increasing the level of engagement and trust with due regard for the findings in the CRR.

3.	Convene a global workshop, bringing together the Company’s management, the study directors, community representatives and other stakeholders as appropriate, to discuss the findings from the CRR and AP Reports and opportunities for moving forward.

4.	Revise the Company’s Environmental and Social Responsibility policies and standards with reference to the CRR Report and the best practices to be identified as described in point number 5 below. We expect that the Company’s ESR global team will lead this effort so as to draw from regions and sites around the world. We also expect that all levels of management will participate to the extent appropriate in the development and implementation of updated policies and standards. This will include undertaking additional research and analysis to develop policies, standards and best practices for the initial geological exploration stage of future projects.

5.	Investigate other examples of high-quality community relationship and conflict management programs employed by other global enterprises, not solely mining companies, as a basis for informing the development of appropriate grievance mechanisms and conflict management programs at all Newmont operated sites.

6.	Develop a set of key metrics, including metrics for individual and organizational accountability, to allow the ESRC and management to measure and monitor the Company’s performance on the issues identified in the CRR Report. This will be part of a refined assessment or audit program that will be developed and tested over the next 18 months as the performance standards are revised. We expect that the new audit program will be fully implemented by 2011.

7.	Revise and amend as appropriate the Company’s current three-year ESR strategic plan to incorporate explicit action plans implementing the CRR’s findings and recommendations. For those sites that participated in the CRR, we expect the development and implementation of site-specific action plans to address the key findings of the site assessment process.

8.	Work to integrate the updated ESR strategic plan and the revised policies and standards into the Company’s comprehensive Management Operating Systems, planning processes and audit programs.

9.	Management will report to the ESRC on progress made toward achieving these objectives prior to the 2010 Annual Meeting of Stockholders.

The Board has today authorized management to make the CRR Report and the AP report available on the Company’s web site. The English version can be found at www.newmont.com. Management will shortly make available translations of the CRR Report in Spanish and Bahasa Indonesian to ensure proper communication with impacted communities and employees. The Board believes the Company now has an excellent foundation from which to develop and implement global community relationship and conflict management systems that will provide the Company with a sustainable industry leading approach to these matters.

Concluding Observations

The CRR represents a significant step in the continuous improvement of Newmont’s community relations programs. In 1999, Newmont and eight other mining companies embarked on the Global Mining Initiative and the Mining, Metals and Sustainable Development (MMSD) Project, a two-year independent process of research and consultation to examine the role of the mining sector in contributing to sustainable development, and how that contribution could be increased. What emerged from this landmark study was the International Council on Mining and Metals (ICMM), which was founded in 2002 on the tenets outlined in the MMSD Report to provide leadership and develop best practice on sustainable development and related issues.

The Company adopted its first set of social responsibility and community relationship standards in 2003 as part of its commitment to the ICMM sustainable development framework. In the intervening years, the Company has learned much about the need to foster and maintain good relationships with governments, communities and other stakeholders, not just the ones who support the Company in its mining ventures, but also those who object to mining in general or the Company in particular. We firmly believe that the future viability and sustainability of the Company’s business requires that the Company manage our community relationships more effectively and with consistency. The Company must ensure that community engagement, community relations and conflict management become a more integral component of the Company’s business, just as stewardship of the environment and adherence to the highest possible safety standards have already become ingrained into the Company’s culture.

The CRR, while revealing gaps in our community relations, policies and program execution that have limited the Company’s past effectiveness in managing conflict and fostering good community relationships, provides us with a road map toward a more effective approach. The steps outlined herein are designed to lead to greater clarity regarding accountability to communities by the Company. Change will neither occur overnight nor resolve all conflict, but with diligence and commitment, the Company will make continuous progress. The ESRC will provide oversight and guidance to management as the process of implementing the recommendations of the CRR proceeds. We appreciate the efforts of all who contributed to the CRR, and we are committed to demonstrating that we both listened and learned.

James V. Taranik, Chair	Joseph A. Carrabba
Robert J. Miller	Veronica M. Hagen

Other Matters

The Board of Directors does not intend to bring other matters before the Company’s Annual Meeting of Stockholders, except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment. Additional information about Newmont, including its Annual Report on Form 10-K, is available through the Company’s web site, at www.newmont.com.

Information About Attending the 2009 Annual Meeting

Admission Ticket

Admission Ticket Information

Please note that admission to the Annual Meeting will be by admission ticket only. Please cut along the dotted line, detach and bring this Admission Ticket with you to the Annual Meeting. Photocopies of this Admission Ticket will not be accepted. Admission will be limited to stockholders of record on March 2, 2009, or a stockholder’s authorized proxy representative.

Verification

In all cases, record date share ownership must be verified at the meeting. Please bring valid photo identification to the meeting.

Registered Stockholders

For ownership verification, please provide:

•	name(s) of stockholder
•	address
•	telephone number
•	stockholder account, or
•	copy of your proxy card showing stockholder name(s) and address

Beneficial Holders
For ownership verification, please provide:

•	a copy of your February brokerage account statement showing Newmont stock ownership as of the record date, March 2, 2009
•	a letter from your broker, bank or other nominee verifying your record date ownership, or
•	a copy of your brokerage account voting instruction card showing stockholder name(s) and address

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas. We realize that many cellular phones have built-in digital cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

Newmont will establish meeting procedures for the conduct of the Annual Meeting of Stockholders to ensure that there is sufficient time to address all of the items described in the Proxy Statement and to facilitate an orderly meeting. An agenda and procedures will be distributed at the beginning of the meeting describing the official business meeting and procedures for stockholders wishing to address the meeting following the official business meeting. Time allotted to questions or comments by stockholders will be limited.

Newmont invites questions from stockholders to be addressed at the Annual Meeting. Stockholders may mail their questions to Newmont to the attention of Secretary, Newmont Mining Corporation, 6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111 USA, or submit them to Newmont at investor.relations@newmont.com. Along with your questions, please state the number of Newmont shares you own.

If you plan to attend the Annual Meeting, please check the box on your proxy card.

We will include the results of the voting at the 2009 Annual Meeting in a quarterly report on Form 10-Q filed with the Securities and Exchange Commission.

A-1

Please mark your votes as indicated in this example **X**

Item 1. Election of Directors

	FOR ALL	WITHHELD FOR ALL	*EXCEPTIONS
Nominees:	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ______________________

	FOR	AGAINST	ABSTAIN
Item 2. Ratify Appointment of Independent Auditors for 2009.	☐	☐	☐
Item 3. Stockholder Proposal Regarding Special Meetings.	☐	☐	☐
Item 4. Stockholder Proposal To Approve Majority Voting For the Election of Directors in a Non-Contested Election.	☐	☐	☐

Proxies can only be given by Newmont Mining common stockholders of record on the Record Date. Please sign your name below exactly as it appears on your stock certificate(s) on the Record Date or on the label affixed hereto. When the shares of Newmont Mining common stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

If you plan to attend the meeting, please mark this box. ☐

Mark Here for Address Change or Comments SEE REVERSE ☐

Signature ______________________ **Signature** ______________________ **Date** __________

▲ FOLD AND DETACH HERE ▲

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to annual meeting day.

Newmont Mining Corporation

OR

44343

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2, AND “AGAINST” ITEMS 3 and 4. Ple ase mark your votes as X ndicatedi n i h t is example FOR WITHHELD ALL FO R ALL *EXCEPTIONS FOR AGAIN ST ABSTAIN Ite m 1. Electi on of Directors Ite m 2. Ratify Appointment of The undersigned hereby authorizes the proxies, in their n I dependent Audit ors discretion, to vote on any other business which may Nominees: o f r 2009. properlyb e broughtb efore th e meeting or any adjournment thereof. Ite m 3. Stockholder Proposal 01 G.A .B arton, 07 R.J. Miller, Regarding Special By execution of the Proxy, t he undersi gned hereby 02 V.A. C ala rco, 08 R.T. O’Brien, Meetings. authorizes such proxies or their substitutes to vote in their 03 J.A . Ca r abba, 09 J.B. Prescott, dis cretion on such other business as may properly come before the Annual Meeting. 04 N. Do yle, 10 D.C. Roth, Item 4. Stockholder Proposal 05 V.M. Hagen, 11 J.V. Taranik, and To Approve Majority Proxies can only be given by Newmont Mining common 06 M.S. Hamson, 12 S.T hompson VotingF or the Electio n stockholders of record on the Record Date. Please sign of Dir ectors in a Non- your name below exactly as it appears on your stock (INSTRUC TIONS : To withhold authorit y to vote for any Conteste d Election. certif icate(s) on the Record Date or on the la bel affi xed individual nominee, mark t h e “Excepti ons” boxa nd wr t i e that hereto. When the shares of Newmont Mining common nominee’s name int he space provid ed below.) stock are held of record by jo nt tenants, both i should sign. When signing as attorney, executor, administr ator, tr uste e or guardian, please give f u ll ti tle as such. If a corporation, *Exceptionsplease sign i n f u ll cor porate nam e by president o r auth orized offic er. If a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt of t h e Notice of Annual Meetin g ofS tockholders and the Proxy Statement. Ify ou plan to attend th e meeting, please markt his box. Ma k r Here for Addre ss Ch ange or Comments SEE REVERSESignatureSignature Date FOLD AND DETACH HERE WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. In ternet and telephone voting are availa ble through 11:59 PM Eastern Time the day prior to annual meeting day. INTERNET http://www.proxyvoting.com/nem Use the In ternet to vote your proxy. Have Newmont Mining Corporation your proxy card in hand when you access the web site. OR TELEPHONE 1-866-540-5760 Use any o t uch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by t e lephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and e r turn it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies Important notice regarding the I n ternet avail abili ty of o t vote your shares in t h e same manner as if you marked, signed and returned your proxy card. proxym aterials for theA nnualM eeting of Stockholders The Pro xy Statement and the 2008 Annual Report are availa ble at: http:/ /bnymellon.mobular.net/bnymello n/nem 44343

PROXY NEWMONT MINING CORPORATION PROXY FOR ANNUALM EETINGO F STOCKHOLDERS APRIL 29, 2009 THIS PROXY IS SOLICITED BY THE BOARD OFD IRECTORS OF NEWMONT MIN INGC ORPORATIO N The undersigned, a holder of record shares of common stock, par value $1.60 per share of Newmont Mining Corporation att he clo se of business on March 2, 2009 (the “Record Date”), hereby appoints Alan R. Blank, Jeffrey K. Reeser and Sharon E.T homas, and each or any of them, the proxy or proxies of the undersigned, with full power of substitution and revocation, tor epresent the undersigneda nd to vote all shares of the common stock of Newmont Mining Corporation that the undersigned is entitled to vote at the Annual Meetin g of Stockholders of the Corporation to be held at 1:00 p.m. local time on Wednesday, April 29, 2009 in the DuBarry Room at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware USA, and any adjo urnments thereof, upon the matters listedo n the re verse side hereof. The proxies appointed hereby may act by a majority ofs aid proxies present at th e meeting (or if only one is present, by th at one). YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE N I ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATION. THE PROXIES CANNOTV OTE YOUR SHARES UNLESS YOU VOTE USING ONE OF THE THREEW AYS DESCRIB ED BELOW. (Continued andt ob es igned on reverse side) BNY MELLON SHAREOWNER SERVICES Address Change/Comments P.O. BOX 3550 M ( ark t he corresponding box on the reverse sid e) SOUTH HACKENSAC K, NJ 07606-9250 FOLD AND DETACH HERE YOUR VOTE IS IM PORTANT! You canv ote in one of three ways: 1. Mark, sign and date your proxy card and return it promptly n i the enclosed envelope. or 2. Call toll r f ee 1-866-540-5760 on a touch tone telephone and follow th e instructio ns on the reverse side. There is NO CHARGE to you for this call. or3. Vote by Internet at our In ternet Address: http://www.proxyvotin g.com/nem PLEASE VOTE Choose MLinkSM for fast,e asy and secure 24/7 online access to your fu ture proxy materials,i nvestment plan statements, ta x documents and more. Simply lo g on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. ADMISSION TICKET INFORMATION Please note that admis sion to the AnnualM eeting will be by admission ticket only. Your admission ticket is located n i the Notice of 2009 Annual Meeting of Stockholders andP roxy Statement. (Photo copies will notb e accepted.) Admission will be limited to stockhold ers of record on March 2, 2009, or a stockholder’s authorized proxy representative. In all cases, record date share ownership mustb e verif ied at the meeting.P lease bring valid photo identification to the meeting. Beneficial hold ers should bring (1) a copy of your February brokerage account statement showing Newmont stock ownership as of th e record d ate, March 2, 2009; (2) a le tter from your broker, bank or oth er nominee verifying your record date ownership , or (3) a copy of your brokerage account voting instruction. 44343Ple ase fax al revisions to: 7 32-802-0260 or email to proxycards@bnymel onproduction.com PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 732-802-0260 SIGNATURE: DATE: ( T HIS BOXED AREA DOES NOT PRINT) Registered Quantity 1000.00

VOTING INSTRUCTION FORM
DIRECTION GIVEN BY REGISTERED HOLDERS OF
EXCHANGEABLE SHARES OF NEWMONT MINING CORPORATION
OF CANADA LIMITED FOR THE APRIL 29, 2009 ANNUAL
MEETING OF STOCKHOLDERS OF NEWMONT MINING CORPORATION
          The undersigned, having read the Notice of Annual Meeting (the “Annual Meeting”) of stockholders of Newmont Mining Corporation (the “Company”) to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, USA, on Wednesday, April 29, 2009, at 1:00 p.m. local time, the Proxy Statement, and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct Computershare Trust Company of Canada (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of February 16, 2002, among the Company, Newmont Mining Corporation of Canada Limited and the Trustee, as follows:
PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE “FOR” ITEMS 1 AND 2 BELOW, AND “AGAINST” ITEMS 3 AND 4 BELOW, AND, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, TO VOTE IN ITS DISCRETION.
(Please select one of A, B or C)
A.	☐	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:
(Please complete the following only if you have selected Alternative A)

1. ELECTION OF DIRECTORS		Nominees: 01 G.A. Barton, 02 V.A. Calarco, 03 J.A. Carrabba, 04 N. Doyle, 05 V. M. Hagen, 06 M.S. Hamson, 07 R.J. Miller, 08 R.T. O’Brien, 09 J.B. Prescott, 10 D.C. Roth, 11 J.V. Taranik, 12 S. Thompson

FOR ALL	WITHHELD FOR ALL
☐	☐

FOR ALL EXCEPT NOMINEES WRITTEN IN THE SPACE PROVIDED BELOW

2. Ratify appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Consider and act upon a stockholder proposal regarding special meetings, as set forth in the accompanying Proxy Statement, if introduced at the meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. Consider and act upon a stockholder proposal to approve majority voting for the election of directors in a non-contested election, if introduced at the meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5. To vote, in its discretion, on any other business which may properly be brought before the meeting or any adjournment thereof.

FOR	AGAINST
☐	☐
(If you have selected Alternative A, please go directly to the signature line on this page)

B.	☐	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.
(If you have selected Alternative B, please go directly to the signature line on this page)
C.	☐	Deliver a proxy card to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.
Executed on the       day of       , 2009.

Signature:

Print Name:

NOTES:
(1)	A shareholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.

(2)
To be valid, this Voting Instruction Form must be signed and deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 in the enclosed return envelope or by fax to (416) 263-9524 prior to 1:00 p.m., Toronto time, on April 29, 2009 or, if the Annual Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned Annual Meeting.

(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.

(4)
If the shareholder is a corporation, this Voting Instruction Form must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

(5)
If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This Voting Instruction Form must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this Voting Instruction Form.

(6)
In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of their intermediaries.

(7)	If a share is held by two or more persons, each should sign this Voting Instruction Form.

(8)	If this Voting Instruction Form is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

NEWMONT MINING CORPORATION
Notice to Exchangeable Shareholders
          Our records show that you hold Exchangeable Shares of Newmont Mining Corporation of Canada Limited (“Newmont Canada”), a Canadian company. The Exchangeable Shares provide you with economic and voting rights that are, as nearly as practicable, equivalent to those of holders of shares of common stock of Newmont Mining Corporation (the “Company”), the U.S. parent of Newmont Canada, including the right to attend and vote at meetings of the common stockholders of the Company. The Company will be holding an annual meeting
(the “Annual Meeting”) of its common stockholders on April 29, 2009 to
•	Elect directors;

•	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2009;

•	Consider and act upon a stockholder proposal to approve majority voting for the election of directors in a non-contested election, as set forth in the accompanying Proxy Statement, if introduced at the meeting;

•	Consider and act upon a stockholder proposal regarding special meetings, as set forth in the accompanying Proxy Statement, if introduced at the meeting; and

•	Transact such other business that may properly come before the meeting.
          At such Annual Meeting you will have voting rights, based on the number of Exchangeable Shares you hold. You are permitted to instruct Computershare Trust Company of Canada, the Trustee under a Voting and Exchange Trust Agreement as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of the Company. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you or a person designated by you a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed Voting Instruction Form to the Trustee by 10:00 a.m., Toronto time, on April 29, 2009. The Trustee will not be obligated to act on any instructions received after that time.
          You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated Voting Instruction Form. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 1:00 p.m., Toronto time, on April 28, 2009.
          Whether or not you plan to attend the Annual Meeting, please sign, date and return the Voting Instruction Form in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.
    Non-Registered Holders
          Only registered holders of Exchangeable Shares of Newmont Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:
(i)
in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.
          Newmont Canada has distributed copies of the Notice of Meeting, the Proxy Statement and this Notice to Exchangeable Shareholders (collectively, the “meeting materials”) to Intermediaries who are required to forward these meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive meeting materials you will be given either:
(i)
a voting instruction form, which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which specifies the number of Exchangeable Shares beneficially owned by you but which is otherwise uncompleted. This voting instruction form need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction form and deposit it with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or by fax to (416) 263-9524 prior to 10:00 a.m., Toronto time, on April 29, 2009; or

(ii)
a voting instruction form, which must be completed and signed by you in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone).

          The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. A Non-Registered Holder generally may revoke a voting instruction form given to an Intermediary by providing written notice to the Intermediary in a reasonable time period prior to the Annual Meeting. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies and contact their Intermediaries promptly if they need assistance.
          Information Relating to Newmont Mining Corporation
          Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of the Company and you, as a holder of Exchangeable Shares, are entitled to receive dividends from the Company payable at the same time as and equivalent to, on a per-share basis, any dividends paid by the Company to holders of its shares of common stock. As a result of the economic equivalency and voting rights between the Exchangeable Shares and shares of common stock of the Company you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to the Company and not Newmont Canada. Accordingly, it is information related to the Company that is relevant to you and enclosed in this package is the Company’s Proxy Statement which we urge you to read carefully.

NEWMONT MINING CORPORATION ARBN 099 065 997 Organized in Delaware with Limited Liability	CDI Voting Instruction Form

All correspondence or for further assistance contact:
Computershare Investor Services Pty Limited
GPO Box 242 Melbourne
Victoria 3001 Australia
Enquiries (within Australia) 1300 656 171
(outside Australia) 61 3 9415 4699
Facsimile 1300 534 987
www.computershare.com

000001 1301011221012102012221332120133322113
000
SAM
MR JOHN SMITH 1
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030
Notes and Instructions for Completion of CDI Voting Instruction Form overleaf
The Notice and Annual Report are available at http://bnymellon.mobular.net/bnymellon/nem
1. Your Vote is Important
Each Newmont CDI is equivalent to one tenth of one share of Newmont Common Stock, so that every ten CDIs that you hold as at the record date of March 2, 2009 entitles you to give voting directions in respect of one share of Common Stock.
CHESS Depository Nominees Pty Ltd (CDN) is the stockholder of record for the Common Stock that is represented by your CDIs. CDN will vote the underlying shares of Common Stock in accordance with the directions of CDI holders.
Please complete, sign and return the CDI Voting Instruction Form to give your voting directions.
2. To Give Your Voting Instructions
To give your voting directions, please complete Section 2 of the form (overleaf). You can complete the appropriate boxes to indicate your voting directions (either for, against or abstain) for each resolution. If you mark the abstain box, you are directing the proxy not to vote on that item. If a tick is placed in a box, your total CDI holding will be voted in that manner. You may if you wish, split your voting direction by inserting the number of CDIs you wish to vote in the appropriate box. The voting directions will be invalid if the total CDI holding shown in the For, Against and Abstain boxes is more than your total CDI holding as shown on the CDI register.
3. Instructions for Signing
You must sign the form to authorize your instructions. Please sign as follows:

INDIVIDUALS	This proxy must be signed by the CDI holder.

JOINT HOLDERS	This proxy must be signed by all of the CDI holders.

COMPANIES	Please ensure that the proxy is signed by:

▪ The Sole Director and Sole Secretary (one signatory); or

▪ A Director and the Company Secretary (two signatories); or

▪ Two Directors (two signatories); as required under the constitution of your company and affix the common seal if applicable.

POWER OF ATTORNEY	If signed under Power of Attorney, the Attorney by signing, states that no revocation of the Power has been received. Power of Attorney must have been exhibited previously with the Company or else a certified copy must accompany this form.
4. Lodgement Instructions
Your CDI Voting Instruction Form must be received by 5:00 pm April 24, 2009 otherwise it will be invalid.
Please return your form as follows:

By mail to:	Hand Deliver to:	By Fax to:
Computershare Investor Services Pty Limited	Computershare Investor Services Pty Limited	1300 534 987 (within Australia)
GPO Box 242 Melbourne	Level 5, 115 Grenfell St	61 3 9473 2408 (outside Australia)
Victoria 3001 Australia	Adelaide, South Australia 5000 Australia

Annual Meeting of Stockholders – April 29, 2009, Wilmington, Delaware USA	■

Securityholder Reference Number (SRN)	MR JOHN SMITH 1 FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Holding as at 2 March 2009: XXXX
1. Your Vote is Important
Your voting instructions are sought in respect of your holding of Newmont Mining Corporation (Newmont) CDIs. CHESS Depository Nominees Pty Ltd has received a proxy solicitation from the Board of Directors of Newmont and will vote the underlying shares of Newmont Common Stock in accordance with your instructions.
2. Voting Instructions
I/We being a holder of Newmont CHESS Depository Interests (CDIs) as at the record date of March 2, 2009 hereby direct CHESS Depository Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting in respect of the resolutions outlined below, as follows:
TO ELECT DIRECTORS: Please mark the boxes with an ☒ to indicate your directions.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1. Glen A. Barton	☐	☐	☐	5. Veronica M. Hagen	☐	☐	☐	9. John B. Prescott	☐	☐	☐
2. Vincent A. Calarco	☐	☐	☐	6. Michael S. Hamson	☐	☐	☐	10. Donald C. Roth	☐	☐	☐
3. Joseph A. Carrabba	☐	☐	☐	7. Robert J. Miller	☐	☐	☐	11. James V. Taranik	☐	☐	☐
4. Noreen Doyle	☐	☐	☐	8. Richard T. O’Brien	☐	☐	☐	12. Simon Thompson	☐	☐	☐
By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depository Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

	For	Against	Abstain
Ratify appointment of PricewaterhouseCoopers LLP as Newmont’s Independent Auditors for 2009	☐	☐	☐
Consider and act upon a Stockholder Proposal regarding Special Meetings	☐	☐	☐
Consider and act upon a Stockholder Proposal to Approve Majority Voting for the Election of Directors in a Non-Contested Election	☐	☐	☐
3. Authorised Signature(s): This Instruction Form must be signed by the CDI holder(s), or if a corporation, in accordance with its constitution (articles) and under its Common Seal (if applicable), or under the hand of an Authorised Officer or Attorney. (Refer to notes overleaf.)
PLEASE SIGN HERE     This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1 or	Securityholder 2 or Director	Securityholder 3 or Director/Company Secretary
Sole Director and Sole Company Secretary	(if shares held by a Company)	(if shares held by a Company)
(if shares held by a Company)

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